UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

PALISADE BIO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PALISADE BIO, INC.

5800 Armada Drive, Suite 210

Carlsbad, California 92008

November 18, 2021

Dear Palisade Stockholder:

We are pleased to invite you to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) Palisade Bio, Inc. (the “Company” or “Palisade”) to be held on November 18, 2021 at 10:00 a.m., Pacific Time. The Annual Meeting will be held virtually via a live interactive audio webcast on the Internet. You will be able to vote at www.proxydocs.com/PALI.

Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of 2021 Annual Meeting of Stockholders and Proxy Statement. You are entitled to vote at our Annual Meeting and any adjournments, continuations or postponements of our Annual Meeting only if you were a stockholder of our common stock as of the close of business on October 1, 2020.

Thank you for your ongoing support of Palisade.

Sincerely,

James R. Neal

Chairman

YOUR VOTE IS IMPORTANT

On or about October 8, 2021, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2021 Annual Meeting of Stockholders (the “Proxy Statement”) and our 2021 Annual Report on Form 10-K (“2021 Annual Report”). The Notice provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of proxy materials by mail. This Proxy Statement and our 2021 Annual Report can be accessed directly at the Internet address www.proxydocs.com/PALI using the control number located in your Notice, and also on your proxy card or voting instruction form, as applicable, if you received printed proxy materials.

Whether or not you plan to attend the Annual Meeting online, please ensure that your shares are voted at the meeting by signing and returning a proxy card or voting instruction form, as applicable, or by voting online or by telephone, by following the instructions in the Notice.

PALISADE BIO, INC.

5800 Armada Drive, Suite 210

Carlsbad, California 92008

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS TO BE

HELD ON NOVEMBER 18, 2021

Notice is hereby given that Palisade Bio, Inc. will hold its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on November 18, 2021 at 10:00 a.m. Pacific Time via a live interactive audio webcast on the Internet. You will be able to vote at www.proxydocs.com/PALI during the meeting. Only stockholders of record of our common stock on October 1, 2021 (the “Record Date”) will be entitled to vote at the meeting and at any adjournment or postponement that may take place. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.	To elect two Class I directors to hold office until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal;

2.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.	To approve an amendment to the Company’s 2021 Equity Incentive Plan; and

4.	An advisory vote to approve executive compensation (non-binding).

Our Board of Directors (the “Board”) recommends that you vote “FOR” the director nominees named in Proposal No. 1, “FOR” the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm as described in Proposal No. 2, “FOR” the amendment to the Company’s 2021 Equity Incentive Plan as described in Proposal No. 3 and “FOR” the approval of the non-binding advisory vote approving executive compensation as described in Proposal No. 4.

As described in the proxy statement accompanying this notice, because there may be uncertainty regarding the amount of the annual increase of the total number of shares of common stock available for issuance under the Company’s 2021 Equity Incentive Plan, the Board is submitting an amendment to the 2021 Equity Incentive Plan to eliminate such uncertainty.

We have elected to provide electronic access to our Annual Meeting proxy materials, which include the proxy statement accompanying this notice, in lieu of mailing printed copies. On or about October 8, 2021, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and our 2020 Annual Report on Form 10-K (the “2020 Annual Report”). The Notice provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail. Our proxy statement and 2020 Annual Report can be accessed directly at the Internet address www.proxydocs.com/PALI using the control number located on your Notice, and also on your proxy card or voting instruction form, as applicable, if you have received printed proxy materials.

Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors,

James R. Neal

Chairman

October 7, 2021

PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 18, 2021

GENERAL INFORMATION

Our board of directors (the “Board”) is soliciting your proxy on our behalf for the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment, continuation or postponement of the Annual Meeting for the purposes set forth in this proxy statement (this “Proxy Statement”) and the accompanying Notice of 2021 Annual Meeting of Stockholders. The Annual Meeting will be held virtually via a live interactive audio webcast on the Internet on November 18, 2021 at 10:00 a.m., Pacific Time. On or about October 8, 2021, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our 2020 Annual Report on Form 10-K (the “2020 Annual Report”). If you held shares of our common stock (“Common Stock”) at the close of business on October 1, 2020 (“Record Date”), you are invited to attend the Annual Meeting virtually at www.proxydocs.com/PALI and vote on the proposals described in this Proxy Statement.

In this Proxy Statement the terms “Palisade,” “the Company,” “we,” “us,” and “our” refer to Palisade, Inc. and its subsidiaries. On April 27, 2021, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 16, 2020, by and among Palisade Bio, Inc. (formerly known as Seneca Biopharma, Inc.), Leading Biosciences, Inc. (“LBS”) and Townsgate Acquisition Sub 1, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), the Company completed the previously announced merger transaction with LBS (the “Merger”), pursuant to which LBS became a wholly owned subsidiary of the Company. Prior to the closing of the Merger (the “Closing”), we were known as Seneca Biopharma, Inc, a Delaware corporation (“Seneca”).

The mailing address of our principal executive offices is Palisade Bio, Inc., 5800 Armada Drive, Suite 210, Carlsbad, California 92008.

What matters are being voted on at the Annual Meeting?

You will be voting on:

1.  the election of two Class I directors to hold office until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal;

2.  the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.  an amendment to the Company’s 2021 Equity Incentive Plan;

4.  the non-binding advisory vote to approve executive compensation; and

5.  any other business that properly comes before the Annual Meeting (including adjournments, continuations, and postponements thereof).

How does the Board recommend that I vote on these proposals?

The Board recommends a vote:

1.  “FOR” the election of two Class I directors to hold office until the 2021 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal;

2.  “FOR” the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.  “FOR” the approval of an amendment to the Company’s 2021 Equity Incentive Plan; and

4.  “FOR” the approval of the non-binding advisory vote approving executive compensation.

Who is entitled to vote?

Holders of our Common Stock at the close of business as of October 1, 2021, the record date for our Annual Meeting (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, there were 12,929,911 shares of our Common Stock issued and outstanding. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Common Stock is entitled to one vote on each proposal.

We also had 200,000 shares of Series A 4.5% Convertible Preferred Stock (which are currently convertible into an aggregate of 6,479 shares of Common Stock) that are outstanding but that have no voting rights with respect to the matters described in this Proxy Statement.

What do I need to be able to attend the Annual Meeting online?	We will be hosting our Annual Meeting via live audio webcast only. Any stockholder who owns our Common Stock on the Record Date can attend the Annual Meeting live online at www.proxydocs.com/PALI. The webcast will start at 10:00 a.m., Pacific Time, on November 18, 2021. Stockholders may vote while attending the Annual Meeting online, although we urge you to vote prior to the meeting to ensure your vote is properly tabulated. In order to be able to attend the Annual Meeting online, you will need the 16-digit control number, which is located on your Notice, and also on your proxy card or voting instruction form, as applicable, if you have received printed proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxydocs.com/PALI.

What if I have technical difficulties or trouble accessing the Annual Meeting?	If you encounter any technical difficulties with accessing the audio webcast on the day of the Annual Meeting, contact American Stock Transfer who will be present at the Annual Meeting to assist with any issues.

Why is this Annual Meeting being held virtually?

We are excited to embrace the latest technology to provide ease of access, real-time communication, and cost savings for our stockholders and our Company. Hosting a virtual meeting provides easy access for our stockholders and facilitates participation since stockholders can participate from any location around the world. Furthermore, in light of the concerns regarding novel SARS-CoV-2 (coronavirus that causes COVID-19), we believe that hosting a virtual meeting is in the best interest of the Company and our stockholders.

You will be able to participate in the Annual Meeting online. You also will be able to vote your shares electronically prior to or during the Annual Meeting.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

(1)   by Internet at www.proxydocs.com/PALI 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on November 17, 2021 (have your Notice or proxy card in hand when you visit the website);

(2)   by toll-free telephone at 1-866-243-5513 until 11:59 p.m. Eastern Time on November 17, 2021 (have your Notice or proxy card in hand when you call);

(3)   by completing and mailing your proxy card (if you received printed proxy materials); or

(4)   online during the Annual Meeting. Instructions on how to attend and vote at the Annual Meeting are described on your proxy voting instructions.

In order to be counted, proxies submitted by telephone or Internet must be received by 11:59 p.m., Eastern Time, on November 17, 2021. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting.

If you are a street name stockholder, please follow the instructions provided by your broker, bank, or other nominee to vote by Internet, telephone, or mail before the meeting, or online during the Annual Meeting, in each case by using the 16-digit control number, which is located on your Notice or the voting instruction form provided by your broker, bank or nominee if you have received printed proxy materials.

What is the quorum requirement?	A quorum is the minimum number of shares required to be present or represented by proxy at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our bylaws and Delaware law. The presence, in person or by proxy, of a majority of the voting power of all issued and outstanding shares of our Common Stock entitled to vote on the Record Date will constitute a quorum at the Annual Meeting. Abstentions, withheld votes, and broker non-votes will be counted as shares present and entitled to vote for the purposes of determining a quorum for the Annual Meeting.

Can I change my vote?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy by:

•  notifying our Corporate Secretary, in writing, at Palisade Bio, Inc. at 5800 Armada Drive, Suite 210, Carlsbad, California 92008. Such notice must be received at the above location before 11:59 p.m. Eastern Time on November 17, 2021;

•  voting again using the telephone or Internet before 11:59 p.m. Eastern Time on November 17, 2021 (your latest telephone or Internet proxy is the one that will be counted); or

•  attending the Annual Meeting online and voting your shares at the Annual Meeting. Simply logging into the Annual Meeting will not, by itself, revoke your proxy. You must also vote your shares.

If you are a street name stockholder, you may revoke any prior voting instructions by contacting your broker, bank or other nominee or by attending the Annual Meeting online and voting during the meeting by using the 16-digit control number, which is located in the Notice or the voting instruction form provided by your broker, bank or nominee if you have received printed proxy materials.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Registered Stockholders.

If shares of our Common Stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to vote by Internet or telephone prior to the meeting, or if you request or receive paper proxy materials by mail, by filling out and returning the proxy card. You may also vote online at the Annual Meeting. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders.

If shares of our Common Stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank, or other nominee as to how to vote your shares if you follow the instructions you receive from your broker, bank, or nominee. You may also choose to vote your shares before the Annual Meeting by Internet or telephone, in each case by using the 16-digit control number, which is located in your Notice or the voting instruction form if you have received printed proxy materials. Beneficial owners are also invited to attend the Annual Meeting online, but should contact their broker, bank or other nominee for instructions on how to do so.

How many votes are needed for the approval of each proposal?

In the election of directors, the two persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected (Proposal No. 1).

The approval of the proposals described below requires the affirmative vote of the holders of a majority of the voting power of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon:

•  the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal No. 2);

•  the approval of an amendment to the Company’s 2021 Equity Incentive Plan (Proposal No. 3); and

•  the non-binding advisory vote to approve executive compensation (Proposal No. 4).

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Your broker will have discretion to vote your shares on matters that are deemed “routine” even if you have not provided timely directions.

Of the matters scheduled to be voted on at the Annual Meeting, the following matters are expected to be treated as “routine” matters and brokers will have discretion to vote in favor of such proposals absent your instructions:

•  the ratification of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal No. 2).

Of the matters scheduled to be voted on at the Annual Meeting, the following matters are expected to be treated as “non-routine” matters and brokers will not be able to vote for such proposals absent your instructions:

•  the election of two Class I directors to hold office until the 2021 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal (Proposal No. 1);

•  the approval of the amendment to the Company’s 2021 Equity Incentive Plan (Proposal No. 3); and

•  the non-binding advisory vote to approve executive compensation (Proposal No. 4).

In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered voting power present and entitled to vote with respect to that proposal. Thus, broker non-votes will not affect the outcome of Proposals No. 1, 3 and 4, assuming that a quorum is obtained. Because Proposal No. 2 is a routine matter, the Company expects that, in the event you do not provide instructions, your bank, broker, or other nominee is expected to vote ‘FOR’ the proposal.

Abstentions are considered voting power present and entitled to vote at the Annual Meeting and thus will have the same effect as votes against each of the matters scheduled to be voted on at the Annual Meeting (other than the election of directors).

Because brokers may not vote your shares on “non-routine” matters, including the election of directors (Proposal No. 1) and Proposals No. 3 and 4, in the absence of your specific instructions, we encourage you to provide instructions to your broker regarding the voting of your shares.

What is the effect of giving a proxy?	Proxies are solicited by and on behalf of the Board. Thomas Hallam, Ph.D. and J.D. Finley have been designated as proxy holders by the Board. When proxies are properly granted, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of the Board as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, continued, or postponed, the proxy holder may vote the shares at the adjourned, continued or postponed meeting as well, unless you have properly revoked your proxy instructions, as described above.

Why is the Company seeking stockholder approval to amend the Company’s 2021 Equity Incentive Plan?	As described in this Proxy Statement, because there may be uncertainty regarding the amount of the annual increase of the total number of shares of Common Stock available for issuance under the Company’s 2021 Equity Incentive Plan, the Board is submitting an amendment to the 2021 Equity Incentive Plan to eliminate such uncertainty. The Board is, therefore, seeking stockholder approval of this amendment.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?	In accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our 2021 Annual Report, primarily via the Internet. On or about October 8, 2021, we expect to mail to our stockholders a Notice that contains instructions on how to access our proxy materials on the Internet, how to vote online at the Annual Meeting, how to vote by Internet or telephone in advance of the Annual Meeting, and how to request printed copies of the proxy materials and 2021 Annual Report. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.

Where can I find the voting results of the Annual Meeting?	We will announce preliminary results at the Annual Meeting. We will also disclose final results by filing a Current Report on Form 8-K within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary voting results in the Current Report on Form 8-K and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

How are proxies solicited for the Annual Meeting and who pays for solicitation expenses?	All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our Common Stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders may contact our transfer agent at:

American Stock Transfer & Trust Company, LLC Customer Service

6201 15th Avenue

Brooklyn, NY 11219

800-937-5449

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals:

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to Palisade’s Corporate Secretary in a timely manner and ensuring that their proposals contain the information required by our bylaws. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2022 Annual Meeting of Stockholders, the Corporate Secretary of Palisade must receive the written proposal at our principal executive offices no later than June 10, 2022; provided, however, that in the event that we hold our 2022 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2021 Annual Meeting, the deadline is a reasonable time before we begin to print and send our notices for the 2022 Annual Meeting of Stockholders. Such proposals also must comply with any applicable SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Palisade Bio, Inc.

Attn: Corporate Secretary

5800 Armada Drive, Suite 210

Carlsbad, California 92008

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of a meeting given by or at the direction of the Board, (2) otherwise properly brought before the meeting by or at the direction of the Board, or (3) a proper matter for stockholder action under the Delaware General Corporation Law that has been properly brought before the meeting by a stockholder entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2022 Annual Meeting of Stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

•  not earlier than the close of business on July 21, 2022, and

•  not later than the close of business on August 20, 2022.

In the event that we hold our 2022 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2021 Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

•  the 10th day following the day on which notice of the meeting date is mailed, or

•  the 10th day following the day on which public disclosure of the meeting date is made.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates:

You may propose director candidates for consideration by our Governance and Nominating Committee. Any such recommendations should include the nominee’s name and qualifications for membership on the Board, and should be directed to the Corporate Secretary of Palisade at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Directors, Executive Officers and Corporate Governance—Consideration of Director Nominees—Stockholder Recommendations and Nominees” on page 19 of this proxy statement.

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

Disclosure of Hedged Positions

Any stockholder proposal or nomination of director candidate requires the disclosure and a description of (i) any direct or indirect opportunity for such stockholder to directly or indirectly profit or share in any profit derived from any increase or decrease in value of the shares of the Company, (ii) any proportionate interest in the shares of the Company or instruments held, directly or indirectly, by a general or limited partnership in which the stockholder or an associated person is a general partner or, directly or indirectly owns an interest in a general partner, (iii) any short interest in any security of the Company, (iv) any performance-related fees that such stockholder or associated person is entitled to based on any increase or decrease in the value of shares of the Company and (v) any hedging or other transaction or series of transactions that has been entered into by or on behalf of, or any other agreement, arrangement, or understanding (including, without limitation, any put, short position or any borrowing or lending of shares) that has been made, the effect or intent of which is to mitigate loss to or manage risk of share price changes for, or to increase or decrease the voting power of, the stockholder or associated person with respect to any share of the Company. For a complete description of disclosures required by stockholders of hedged positions, please see Section 2.16 the Company’s bylaws, as amended.

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, a stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time periods described above under the section titled “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

A copy of our bylaws is available via the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.

Who can help answer any other questions I might have?	If you have any questions concerning the Annual Meeting (including accessing the meeting by virtual means) or would like additional copies of the Proxy Statement or need help voting your shares of Common Stock, please contact our transfer agent: American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219 800-937-5449.

BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK

The following table sets forth, as of September 14, 2021, information regarding beneficial ownership of our capital stock by:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of 5% or more of any class of our voting securities;

•	each of our current directors and nominees;

•	each of our current named executive officers; and

•	all current directors and named executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security and includes any securities that person or group has the right to acquire within 60 days after the measurement date. This table is based on information supplied by officers, directors and principal stockholders. Except as otherwise indicated, we believe that each of the beneficial owners of the Common Stock listed below, based on the information such beneficial owner has given to us, has sole investment and voting power with respect to such beneficial owner’s shares, except where community property laws may apply.

	Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares	Percent of Class(2)
Directors and named executive officers(3)
James R. Neal(4)	16,401	*
Thomas Hallam(5)	237,909	1.81%
Stephanie C. Diaz(6)	14,609	*
Donald Williams(7)	14,609	*
Mary Ann Gray, Ph.D.(8)	4,042	*
Cristina Csimma, Pharm.D., MHP(9)	2,238	*
Robert J. Trenschel, D.O.(10)	2,263,338	16.94%
Binxian Wei(11)	2,000	*
J.D. Finley(12)	614,825	4.70%
Michael Dawson(13)	34,111	*
5% owners as reported on form SC 13G/D
Altium Capital Management, LP(14)	2,839,976	9.99%
Yuma Regional Medical Center(15)	2,247,452	16.85%
All directors and executive officers as a group (12 individuals)(16)	3,528,312	25.35%

*	Represents less than one percent.
(1)

Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the address of the beneficial owner is c/o Palisade Bio, Inc. 5800 Armada Drive, Suite 210, Carlsbad, CA 92008.

(2)

Pursuant to Rules 13d-3 and 13d-5 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), beneficial ownership includes any shares as to which a stockholder has sole or shared voting power or investment power, and also any shares which the stockholder has the right to acquire within 60 days, including upon exercise of common share purchase options or warrants. There are 12,908,594 shares of Common Stock issued and outstanding as of September 14, 2021.

(3)

In accordance with the Merger Agreement and effective as of the Effective Time, the board of directors of Seneca (the “Seneca Board”) appointed Thomas Hallam, Ph.D., James R. Neal, Stephanie Diaz, Robert J. Trenschel, D.O. and Don Williams to the Board. Cristina Csimma, PharmD, M.H.P., Mary Ann Gray, Ph.D. and Binxian Wei, each an existing director of Seneca, remained on the Board. Mr. Neal was appointed as the chair of the Board. In accordance with the Merger Agreement and an action of the Seneca Board taken at a meeting duly called and held on April 26, 2021, the Board appointed Thomas Hallam, Ph.D. as the Company’s Chief Executive Officer (principal executive officer), J.D. Finley as the Company’s Chief Financial Officer (principal financial and accounting officer) and Michael Dawson, M.D. as the Company’s Chief Medical Officer, each effective as of the Closing and to serve at the discretion of the Board.

(4)	Represents shares of Common Stock that may be acquired within 60 days of September 14, 2021 pursuant to the exercise of outstanding options held by Mr. Neal.
(5)

Consists of (a) 1,592 shares of Common Stock and (b) 236,317 shares of Common Stock that may be acquired within 60 days of September 14, 2021 pursuant to the exercise of outstanding options held by Dr. Hallam.

(6)	Represents shares of Common Stock that may be acquired within 60 days of September 14, 2021 pursuant to the exercise of outstanding options held by Ms. Diaz.
(7)	Represents shares of Common Stock that may be acquired within 60 days of September 14, 2021 pursuant to the exercise of outstanding options held by Mr. Williams.
(8)	Consists of (a) 1,225 shares of Common Stock and (b) 2,817 shares of Common Stock that may be acquired within 60 days of September 14, 2021 pursuant to restricted stock units held by Dr. Gray.
(9)	Consists of (a) 238 shares of Common Stock and (b) 2,000 shares of Common Stock that may be acquired within 60 days of September 14, 2021 pursuant to restricted stock units held by Dr. Csimma.
(10)

Consists of (a) 15,886 shares of Common Stock that may be acquired within 60 days of September 14, 2021 pursuant to the exercise of outstanding options held by Dr. Trenschel and (b) the shares described in footnote (15) below. Dr. Trenschel is the President, Chief Executive Officer and member of the board of directors of Yuma Regional Medical Center and shares voting and investment power over the shares held by Yuma Regional Medical Center.

(11)

Represents shares of Common Stock that may be acquired within 60 days of September 14, 2021 pursuant to restricted stock units held by Mr. Wei. Mr. Wei was appointed as a member of the Board by the holders of the Series A 4.5% Convertible Preferred Stock.

(12)

Consists of (a)(i) 2,312 shares of Common Stock held by Pensco Trust Co, Custodian FBO J.D. Finley IRA and (ii) 195 shares of Common Stock that may be acquired pursuant to the exercise of outstanding warrants held by Pensco Trust Co, Custodian FBO J.D. Finley IRA, (b)(i) 26,322 shares of Common Stock held by FCW Investments LLC and (ii) 1,682 shares of Common Stock that may be acquired pursuant to the exercise of outstanding warrants held by FCW Investments LLC, (c) 416,652 shares of Common Stock held by LBS Investors LP and (d)(i) 10,084 shares of the Common Stock, (ii) 339 shares of Common Stock that may be acquired pursuant to the exercise of outstanding warrants held by Mr. Finley and (iii) 157,239 shares of Common Stock that may be acquired within 60 days of September 14, 2021 pursuant to the exercise of outstanding options held by Mr. Finley. The address for Pensco Trust Co, Custodian FBO J.D. Finley IRA is PO Box 173859, Denver, CO 80217. The address for FCW Investments LLC is 19 Cherrymoor Dr, Englewood, CO 80113. The address for LBS Investors LP is 1610 Wynkoop Street, Suite 500, Denver, CO 80202. Mr. Finley has sole investment and voting power over the shares held by Pensco Trust Co and FCW Investments LLC. Mr. Finley serves as the co-general partner of LBS Investors LP and shares investment and voting power over the shares held by LBS Investors LP.

(13)	Represents shares of Common Stock that may be acquired within 60 days of September 14, 2021 pursuant to the exercise of outstanding options held by Dr. Dawson.
(14)

According to Schedule 13G filed on May 11, 2021, Altium Growth Fund, LP (the “Fund”), Altium Capital Management, LP (“Advisor”), the investment advisor of the Fund, and Altium Growth GP, LLC (“GP), the general partner of the Fund, share voting and dispositive power over the securities directly held by the Fund. Includes (a) 1,107,557 shares of Common Stock, (b) 218,335 shares of Common Stock held in escrow, subject to certain beneficial ownership limitations, (c) 1,325,892 shares of Common Stock that may be acquired pursuant to the exercise of outstanding warrants by the Fund, subject to certain beneficial ownership limitations, and (d) 188,192 shares of Common Stock that may be acquired pursuant to the exercise of outstanding warrants by the Fund, subject to certain beneficial ownership limitations, in each case of (b)-(d) without regard to the beneficial ownership limitations. The Fund, Advisor, and GP cannot receive the shares described in (b) to the extent that these entities would collectively own more than 9.99% of the outstanding shares of Common Stock of the Company. The Fund, Advisor, and GP cannot receive the shares described in (c) and (d) to the extent that these entities would collectively own more than 4.99% of the outstanding shares of Common Stock of the Company. The percentage set forth in the table gives effect to these limitations and is as reported by the Fund, Advisor, and GP on a Schedule 13G filed by these entities on May 11, 2021. The foregoing information is based solely upon such Schedule 13G. The address for Altium Capital Management, LP is 152 West 57th Street, FL 20, New York, NY 10019.

(15)

According to Schedule 13D filed on August 30, 2021, Yuma Regional Medical Center is the direct beneficial owner of 2,247,452 shares of Common Stock, which consists of (a) 1,814,375 shares of Common Stock and (b) 433,077 shares of Common Stock that may be acquired within 60 days of September 14, 2021 pursuant to the exercise of outstanding warrants held by Yuma Regional Medical Center. The board of directors of Yuma Regional Medical Center, acting by a majority vote, has the authority to direct the vote and/or disposition of any and all shares of Common Stock and warrants held by Yuma Regional Medical Center. The address of Yuma Regional Medical Center is 2400 South Avenue A, Yuma, Arizona, 85364. The foregoing information is based solely upon a Schedule 13G filed by Yuma Regional Medical Center with the SEC on August 30, 2021.

(16)	This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G, and Form 4 filings filed with the SEC.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The names of our directors and executive officers and their ages, positions, and biographies as of October 7, 2021 are set forth below. Our executive officers are appointed by and serve at the discretion of the Board. There are no family relationships among any of our directors or executive officers.

Name	Position	Age	Position Since
Executive Officers
Thomas M. Hallam	Chief Executive Officer, Director	47	2021
J.D. Finley	Chief Financial Officer	64	2021
Michael J. Dawson	Chief Medical Officer	53	2021
John Rodenrys	Executive Vice President & Chief Technology Officer	77	2021
James DeZazzo, Ph.D., J.D.	Vice President, Intellectual Property	60	2021

Independent Directors
Cristina Csimma, PharmD, MHP	Director	62	2017
Stephanie C. Diaz	Director	56	2021
Mary Ann Gray, PhD	Director	69	2019
James R. Neal	Chairman of the Board	65	2021
Donald Williams	Director	63	2021
Binxian Wei	Director	51	2019
Robert J. Trenschel	Director	59	2021

Thomas Hallam, Ph.D., Chief Executive Officer and Director

Dr. Hallam has served as served as Chief Executive Officer and Director of the Company since April 2021. Previously, he was Chief Executive Officer and Director of LBS since 2017. Prior to that, Dr. Hallam served as LBS’s Senior Vice President of Clinical Development and Regulatory Affairs from 2015 to 2017 and as LBS’s Vice President of Therapeutic Development from 2014 to 2015. From 2012 to 2014, Dr. Hallam served as Director of Therapeutic Programs at Mesoblast Limited. Dr. Hallam previously served in the San Francisco office of C1 Consulting, assisting pharmaceutical companies launch and commercialize new products, and as medical director at Saatchi & Saatchi Healthcare in New York. Dr. Hallam received a B.S. in biology from the University of Illinois at Urbana-Champaign, a Ph.D. in neuroscience from the University of California, Davis, and an MBA from the University of Southern California.

JD Finley, Chief Financial Officer

Mr. has served as the Company’s Chief Financial Officer since April 2021. Previously, Mr. Finley served as LBS’s Chief Financial Officer since January 2017 and as a member of board of directors of LBS (the “LBS Board”) since December 2014. Prior to joining LBS, Mr. Finley was Chief Executive Officer of PointAcross, Inc., a marketing company, from January 2016 to January 2017. Mr. Finley previously co-founded Proteus Capital Partners, Inc., a firm specializing in providing financing for a variety of businesses, and was CFO at Phillips Capital, a broker/dealer firm specializing in private debt and equity capital raises. From March 2011 to June 2012 Mr. Finley was Executive Vice President and from June 2012 to April 2014 Mr. Finley was President of Goldmail. Mr. Finley received a B.A. in business administration from Boise State University and an M.A. in taxation from the University of Denver.

Michael Dawson, M.D., Chief Medical Officer

Dr. Dawson has served as the Company’s Chief Medical Officer since April 2021. Previously, Dr. Dawson has served as LBS’s Chief Medical Officer since January 2017. Dr. Dawson has also served as Chief of Staff at Centinela Hospital Medical Center since January 2018. Dr. Dawson is a board-certified diagnostic radiologist with advanced qualification in vascular interventional radiology, having completed the vascular and interventional radiology and diagnostic radiology residency programs at the Keck School of Medicine at the University of Southern California and serving as an interventional radiologist since 2000. Dr. Dawson has been a practicing Interventional Radiologist since 2000. Dr. Dawson received an M.D. from the University of Southern California, an M.S. in Biology from the University of California, San Diego and a B.A. in biochemistry and molecular biology from the University of California, San Diego.

John Rodenrys, Executive Vice President & Chief Technology Officer

Mr. Rodenrys has served as the Company’s Executive Vice President & Chief Technology Officer since April 2021. Mr. Rodenrys was the co-founder of LBS and served as LBS’s CEO and Senior Director of R&D from May 2005 to April 2019 and as its Executive Vice President & Chief Technology Officer from April 2019 to April 2021. Prior to joining LBS, from June 2003 to May 2005, Mr. Rodenrys served as the Chief Executive Officer of SafetyMate Corporation. From January 2002 to June 2003, he served as the Chief Operating Officer of ForHealth Technologies, and prior to that he served as President of Vistant Corporation, a subsidiary of Cardinal Health, from June 2000 to January 2002. Prior to Vistant, from January 1997 to June 2000, Mr. Rodenrys served as Vice President of Research & Development & Information Technology of Pyxis Corporation. Mr. Rodenrys served on the therapeutics advisory board for the Advancing Innovations to Market (AIM) program at the University of California, San Diego (UCSD) and as a UCSD innovation advisor. He has also participated in the advisory panels for the CONNECT Springboard Program, the Center for Commercialization of Advanced Technology and the von Liebig Center at UCSD. Mr. Rodenrys earned a B.S. in engineering from Rensselaer Polytechnic Institute, a master’s degree in management science from the U.S. International University, and an executive MBA from Boston University.

James DeZazzo, Ph.D., J.D., Vice President, Intellectual Property

Dr. DeZazzo has served as the Company’s Vice President, Intellectual Property since April 2021. Dr. DeZazzo served as LBS’s Vice President, Intellectual Property from October 2019 to April 2021 and as Consultant, Intellectual Property from August 2018 to October 2019. Prior to joining LBS, from August 2011 to December 2017, Dr. DeZazzo served as corporate intellectual property counsel of Dart NeuroScience. Prior to Dart NeuroScience, Dr. DeZazzo practiced intellectual property law, including at Darby & Darby and the East Coast offices of two international law firms. Dr. DeZazzo is a member of the New York State Bar and a registered patent attorney before the US Patent and Trademark Office. He received a B.A., magna cum laude, in biology from Colby College, a doctorate in cellular and molecular biology from the University of Michigan and a J.D. from Wayne State University.

Non-Employee Directors

James R. Neal

Mr. Neal has served as a member of the Company’s Board since April 2021. Previously, Mr. Neal served as a member of the LBS Board since November 2017. Mr. Neal has also served as the Chief Executive Officer and board member of XOMA Corporation, a biotechnology company, since December 2016. Previously, Mr. Neal served as the Chief Business Officer of Entelos Inc. from September 2007 to July 2010. From July 2002 to August 2007, Mr. Neal served as the Chief Executive Officer of Iconix Biosciences, Inc. From 1999 to 2002, Mr. Neal served as the Chief Executive Officer of Incyte Genomics. Mr. Neal received a B.S. in biology and an M.S. in genetics and plant breeding from the University of Manitoba, Canada, and an executive MBA from Washington University in St. Louis, Missouri.

The Board believes Mr. Neal’s experience as a board member and broad experience in the life science industry qualify him to serve on the Board.

Cristina Csimma, PharmD, MHP

Dr. Csimma has served as a member of the Board since September 2017. Dr. Csimma also serves as the chair of the board of directors of Caraway Therapeutics since April of 2019 (executive chair in 2019), as a member of the board of directors of Idera Pharmaceuticals, Inc. since April 2019 and as a board director of T1D Exchange (non-profit-Type 1 Diabetes), a position she has held since December 2018. Dr. Csimma also serves on advisory boards including the Muscular Dystrophy Association Venture Philanthropy Scientific Advisory Committee since 2006; the Harvard and Brigham and Women’s Hospital MRCT Center External Advisory Board since 2015, and the TREAT-NMD Advisory Committee for Therapeutics (TACT) since 2009. Dr. Csimma previously served as a director on the boards of Juniper Pharma (from 2010 until its acquisition by Catalent in 2018), Vtesse Pharma (from 2014 until its acquisition by Sucampo in 2017), was the executive chair and a senior advisor of Exonics Therapeutics (from 2016 to 2017), and was President, founding CEO and board director of Cydan Inc. from 2012 to 2014. She also served on the NIH Blueprint Neurotherapeutics Network External Oversight Committee from 2014 to 2018, the Executive Oversight Board to the National Institutes of Health (NIH) NeuroNext Network from 2013 until 2017, was Vice President of Drug Development at Virdante Pharmaceuticals Inc. from 2009 to 2011, Principal at Clarus Ventures LLC (now Blackstone Life Science) and held roles of increasing responsibility in Clinical Development and Translational Research at Wyeth (now Pfizer), Genetics Institute and Dana Farber Cancer Institute. Dr. Csimma received a B.S. in pharmacy and a Doctor of Pharmacy from the Massachusetts College of Pharmacy and Allied Health Sciences, as well as a Master of Health Professions from Northeastern University.

The Board believes Dr. Csimma’s experience as a board member and broad experience in the life science industry qualify her to serve on the Board.

Stephanie Diaz

Ms. Diaz has served as a member of the Board since April 2021 and previously served on the LBS Board since May 2019. Ms. Diaz has also served as the President and CEO of Vida Strategic Partners, Inc. since 2002. From 1993 to 2002, Ms. Diaz held a number of senior financial management positions with several biotech and life science companies, serving as vice president and chief financial officer of Shaman Pharmaceuticals, Inc., director of finance of Hyseq, Inc., and director of finance of Martek Biosciences Corporation. Ms. Diaz also currently serves as an advisor for California Life Sciences (CLS), mentoring life science start-up companies including: Pendulum Therapeutics, Ciel Medical, Correlia Biosystems, EpiBiome, Paragon Genomics and Trellis Biosciences. Ms. Diaz received a B.A. in international relations from Stanford University and an MBA from Georgetown University.

The Board believes Ms. Diaz’s experience as a board member, advisor, and officer in life science companies qualify her to serve on our board of directors.

Mary Ann Gray, Ph.D., Director

Mary Ann Gray, Ph.D. has served as a member of the Board since July 2019. Since 2018, Dr. Gray has also served on the board of directors of Sarepta Therapeutics, Inc. From 2010 to 2018, Dr. Gray served as a member of the board of Senomyx Inc., a biotechnology company working toward developing additives to amplify certain flavors and smells in foods. Dr. Gray also served as a member of the board and audit committee chair of Juniper Pharmaceuticals, a women’s health company, from April 2016 to August 2018. From November 2014 to December 2016, Dr. Gray served as a member of the board of TetraLogic, a publicly-held clinical-stage biopharmaceutical company focused on oncology and infectious diseases. Dr. Gray also served as a Board member of Acadia Pharmaceuticals, focused on commercialization of CNS therapies, from 2005 to 2016. Dr. Gray served as a Board member of Dyax Corp., a rare disease company acquired by Shire in 2016, from 2001 to 2016. Dr. Gray is the President of Gray Strategic Advisors, LLC, a biotechnology strategic planning and advisory firm. Dr. Gray has a distinguished scientific background, completing pharmacology research in tumor biology, including the impact of therapeutics on cardiac membranes and beginning her career in biotechnology as a scientist focused on new drug development. She subsequently worked in equities research before becoming a senior analyst and portfolio manager. Dr. Gray received a B.S. from University of South Carolina, a Ph.D. in pharmacology from the University of Vermont, and completed her post-doctoral work at Northwestern University Medical School and at the Yale University School of Medicine.

The Board believes Dr. Gray’s experience as a board member and broad experience in the life science industry qualify her to serve on the Board.

Robert J. Trenschel, D.O.

Dr. Trenschel has served as a member of the Board since April 2021. Previously, Dr. Trenschel served as a member of the LBS Board since March 2019. Dr. Trenschel has also served as the President and Chief Executive Officer of Yuma Regional Medical Center since July 2015. Previously, Dr. Trenschel served as the Executive Vice President of Harris Health System from July 2013 to June 2015. From April 2012 to July 2013, Dr. Trenschel served as the Senior Vice President of Medical Group Operations for Aurora Health Care. From 2007 to 2012, Dr. Trenschel served as the Senior Vice President, Administrator of Ambulatory Operations, of Harris Health System. Dr. Trenschel received an M.P.H. from Florida International University and a Doctor of Osteopathic Medicine from Nova Southeastern University College of Osteopathic Medicine.

The Board believes Dr. Trenschel’s experience as a medical doctor and hospital system leadership qualify him to serve on the Board.

Binxian Wei

Binxian Wei has served as a member of the Board since February 2019. Mr. Wei has been the V.P. of Darsheng Trade & Tech. Development Co, Ltd. (a subsidiary to Tianjin Tiayo Pharmaceutical Co., Ltd.) since 2015. Mr. Wei is responsible for API and finished dosage marketing for Chinese pharmaceutical companies. From 2008 through 2010, he worked as a business development manager for Sakai Trading. Mr. Wei received a master’s degree in mathematical & computer sciences from Colorado School of Mines, a master’s degree and B.S. in chemical engineering from Tianjin University in China. Binxian Wei was appointed as the director representative of the Series A 4.5% Convertible Preferred Stock by Tianjin Pharmaceuticals Group International Holdings Co., LTD, the sole holder of Palisade’s outstanding Series A 4.5% Convertible Preferred Stock.

The Board believes Mr. Wei’s experience as a board member and pharmaceutical experience qualify him to serve on the Board.

Don Williams

Mr. Williams has served as a member of the Board since April 2021. Previously, Mr. Williams served on the LBS Board since May 2019. Mr. Williams has also served as a member of the board of directors of Akari Therapeutics PLC since June 2016, a member of the board of directors of Alphatic Spine, Inc. since 2015, a member of the board of directors of Forte Biosciences, Inc. since 2019 and a member of the board of directors of ImpediMed, Inc. since 2017. From 2014 to 2019, Mr. Williams was a member of the board of directors of Adhera Therapeutics, Inc. From 2014 to 2017, Mr. Williams was a member of the board of directors of Proove Biosciences, Inc. From 2007 to 2014, Mr. Williams was a Partner and National Life Sciences Leader for Grant Thornton LLP, and spent over 20 years as a partner at Ernst & Young LLP. From 2001 to 2014, Mr. Williams served on the board of directors of the San Diego Venture Group, during which time he also served as the group’s president and chairman. Mr. Williams was also a founding member of the Young VCs of Southern California. Mr. Williams received a B.A. in accountancy from Southern Illinois University and completed the director education and certification program at the University of California, Los Angeles Anderson School of Business.

The Board believes Mr. Neal’s experience as a board member and public accountant in the life science industry qualify him to serve on the Board.

Board of Directors

The Board consists of eight (8) members. Our business, property and affairs are managed under the direction of the Board. Members of the Board are kept informed of our business through discussions with the Executive Chairman and other members of management, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Our Board is responsible for establishing broad corporate policies and for overseeing our overall management. In addition to considering various matters which require its approval, the Board provides advice and counsel to, and ultimately monitors the performance of, our senior management.

Board Meetings

During 2020, the Board held 18 meetings and acted through unanimous written consent 6 times. Each director attended at least 75% of all meetings of the general Board and each respective committee on which such director serves. The Board currently holds regularly scheduled meetings and calls for special meetings or acts through unanimous written consents as necessary. Meetings of the Board may be held telephonically. Directors are expected to attend all board meetings and meetings of the committees of the board on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their duties. Information with regard to committee meetings and written consent is provided for below in the section of this proxy statement entitled “Committees.” Although attendance of meetings is encouraged, we do not have a formal policy regarding attendance by directors at board and committee meetings.

Attendance at 2021 Annual Meeting

Though we do not have a formal policy regarding attendance by directors at annual meetings of stockholders, attendance is encouraged.

Classification of Board

Pursuant to our bylaws, we have a classified Board which is divided into three classes with staggered three-year terms. Only one class may be elected each year, while the directors in the other classes continue to hold office for the remainder of their three-year terms. The Board may, on its own, determine the size of the exact number of directors on the Board and may fill vacancies on the Board. Notwithstanding, the holder of our Series A 4.5% Convertible Preferred Stock has the right to appoint one member of the Board. Binxian Wei has been appointed and currently serves as such director since February 5, 2019. The terms of the Company’s Class I, Class II and Class III directors will expire upon the election and qualification of successor directors at the annual meetings of stockholders to be held in 2021, 2022 and 2023, respectively. The procedure for electing and removing directors on a classified board of directors generally makes it more difficult for stockholders to change management control by replacing a majority of the board at any one time, and the classified board structure may discourage a third party tender offer or other attempt to gain control of the Company and may maintain the incumbency of directors. In addition, under our bylaws, directors may only be removed from office by a vote of the majority of the shares then outstanding and eligible to vote.

Our directors are divided among the three classes as follows:

•	The Class I directors are: Ms. Diaz and Dr. Csimma

•	The Class II directors are: Mr. Williams and Dr. Trenschel

•	The Class III directors are: Mr. Neal, Dr. Hallam, and Dr. Gray

Independent Directors

Under the Nasdaq listing standards, a majority of the members of the Board must qualify as “independent,” as affirmatively determined by the Board. The Board has affirmatively determined that all of the directors, except for Dr. Hallam, are independent directors within the meaning of the applicable Nasdaq listing standards. All members of the Company’s audit committee, compensation committee and nominating and corporate governance committee are independent directors under the applicable Nasdaq listing standards.

Communications with Directors

We have adopted a formal process for stockholder communications with our independent directors. Individuals wanting to communicate with our directors are invited to communicate with the non-management members of the Board by sending correspondence to the Board of Directors, c/o Corporate Secretary, Palisade Bio, Inc., 5800 Armada Drive, Suite 210, Carlsbad, CA 92008.

The Corporate Secretary will review all such correspondence and forward to the non-management members of the Board a summary of all such correspondence received during the prior month and copies of all such correspondence that deals with the functions of the Board or committees thereof or that otherwise is determined to require attention of the non-management directors. Communications determined by the Company’s Secretary to be appropriate for presentation to the Board or such director will be submitted to the Board or such director on a periodic basis.

Corporate Governance Guidelines and Code of Ethics

We have adopted Corporate Governance Guidelines that are intended to ensure that the Board has the necessary authority and practices in place to review and evaluate our business operations and to make decisions that are independent of management. The Corporate Governance Guidelines are intended to align the interests of directors and management with those of our stockholders and establish practices for the Board with regard to its oversight of the Company. Under our guidelines, the Board conducts a self-evaluation to assess adherence to the Corporate Governance Guidelines and identify opportunities to improve Board performance. A copy of our codes can be viewed on our website at www.palisadebio.com under “Governance Documents” under the “Investors” tab.

In addition to our Corporate Governance Guidelines, we have adopted several guidelines intended to promote the honest and ethical conduct of our officers, directors, employees and consultants. They include our “Code of Business Conduct and Ethics” that applies to our officers, directors and employees. A copy of our codes can be viewed on our website at www.palisadebio.com under “Governance Documents” under the “Investors” tab.

The codes incorporate our guidelines designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The codes also incorporate our expectations of our officers, directors and employees that enable us to provide accurate and timely disclosure in our filings with the SEC and other public communications. In addition, the codes incorporate guidelines pertaining to topics such as complying with applicable laws, rules, and regulations; reporting violations; and maintaining accountability for adherence to the codes.

We intend to disclose future amendments to certain provisions of our codes, or waivers of such provisions on our web site within four business days following the date of such amendment or waiver.

Committees

We have established three (3) corporate governance committees comprised of the: (i) Audit Committee; (ii) Compensation Committee; and (iii) Governance and Nominating Committee. The committee membership and the function of each of the committees are described below. Each committee is governed by written committee charters. We periodically review such charters and may amend or update the process and procedures contained therein. In the event of such amendment or update, we will promptly post our revised charter on our website. In addition to our established committee, we may from time to time establish special committees as the Board deems necessary. A copy of each respective committee’s charter can be viewed on our website at www.palisadebio.com under “Governance Documents” under the “Investors” tab.

The table below identifies the Board’s standing committees and committee membership as of September 30, 2021:

Director	Audit Committee	Compensation Committee	Governance and Nominating Committee
James R. Neal		C	X
Stephanie C. Diaz	X		C
Donald A. Williams	C

Director	Audit Committee	Compensation Committee	Governance and Nominating Committee
Mary Ann Gray, Ph.D.			X
Cristina Csimma, Pharm.D., MHP		X
Robert J. Trenschel, D.O.	X	X

X = Current member of committee

C = Current member and chairman of the committee

Each member of the Audit Committee, the Compensation Committee and the Governing and Nominating Committee is considered independent under Nasdaq listing criteria.

Audit Committee

Currently, we have three members of the Audit Committee, Stephanie C. Diaz, Donald A. Williams, and Robert J. Trenschel. Mr. Williams is the chairperson of the audit committee. Each member of the audit committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations and is financially literate as required by Nasdaq listing standards. In addition, the Board has determined that Mr. Williams is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. This designation does not impose any duties, obligations or liabilities that are greater than those generally imposed on members of the Audit Committee and the Board.

Among other functions, the Audit Committee will evaluate the performance of and assesses the qualifications of the independent registered public accounting firm; engage the independent registered public accounting firm; determine whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; confer with senior management and the independent registered public accounting firm regarding the adequacy and effectiveness of internal control over financial reporting; establish procedures, as required under applicable law, for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; review and approve the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitor the rotation of partners of the independent registered public accounting firm on the audit engagement team as required by law; review annually the audit committee’s written charter and the committee’s performance; review the financial statements to be included in the Annual Report on Form 10-K; and discuss with management and the independent registered public accounting firm the results of the annual audit and the results in the quarterly financial statements. The audit committee will have the authority to retain special legal, accounting or other advisors or consultants as it deems necessary or appropriate to carry out its duties.

During 2020, our Audit Committee held 4 meetings and acted by written consent 1 time.

Governance and Nominating Committee

The company’s Governance and Nominating Committee is comprised of three members. Ms. Diaz is the chairperson of the Governance and Nominating Committee, and Dr. Gray and Mr. Neal are the other members of this committee. The composition of the nominating and corporate governance committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations.

The Governance and Nominating Committee is responsible for identifying, reviewing and evaluating candidates to serve on the Board; reviewing and evaluating incumbent directors and the performance of the Board; recommending candidates to the Board for election; making recommendations regarding the membership of the committees of the Board; assessing the performance of the Board, including its committees; and developing a set of corporate governance guidelines for the Company.

During 2020, our Governance and Nominating Committee held 3 meetings and acted by written consent 3 times.

Compensation Committee

The Compensation Committee is comprised of three members. Mr. Neal is the chairperson of the compensation committee, and Dr. Trenschel and Dr. Csimma are the other members of the Compensation Committee. The composition of the Compensation Committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations.

The Compensation Committee oversees the overall compensation strategy and related policies, plans and programs. Among other functions, the Compensation Committee will determine and approve the compensation and other terms of employment of the Chief Executive Officer; determine and approve the compensation and other terms of employment of the other executive officers, as appropriate; review and recommend to the Board the type and amount of compensation to be paid to members of the Board; recommend to the Board the adoption, amendment and termination of the Company’s equity incentive plans; administer the Company’s equity incentive plans; and review and establish appropriate insurance coverage for the directors and executive officers. The Compensation Committee will have the authority to retain special legal, accounting or other advisors or consultants as it deems necessary or appropriate to carry out its duties.

During 2020, the Compensation Committee held 9 meetings and acted by written consent 5 times.

Director Liability and Indemnification

The Company purchased directors’ and officers’ liability insurance and has entered into indemnification arrangements with each of its directors and executive officers. The indemnification agreements and the Company’s certificate of incorporation and bylaws require the Company to indemnify the directors and officers to the fullest extent permitted by Delaware law.

Leadership Structure

The Board will select its chairperson in the manner that it determines to be in the best interests of the Company’s stockholders. The Board believes that separation of the positions of chairperson and Chief Executive Officer reinforces the independence of the Board in its oversight of the Company’s business and affairs, and can enhance the effectiveness of the Board as a whole. In addition, the Board believes that having a separate chairperson creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders.

Risk Oversight

The Company has a risk management program overseen by our Principal Executive Officer. Material risks are identified and prioritized by management, and each prioritized risk is referred to a Board Committee or the full Board for oversight. For example, strategic risks are referred to the full Board while financial risks are referred to the Audit Committees. The Board regularly reviews information regarding the Company’s liquidity and operations, as well as the risks associated with each, and annually reviews the Company’s risks as a whole. Also, the Compensation Committee periodically reviews the most important risks to the Company to ensure that compensation programs do not encourage excessive risk-taking. At the effective time of the Merger, the Company appointed Mr. Neal as lead independent director. The Company’s lead independent director has the following responsibilities:

•

Advising the chairman of the Board as to the quality, quantity, and timeliness of the flow of information from management that is necessary for the independent directors to perform their duties effectively and responsibly.

•	Confirming the agenda with the Chief Executive Officer for meetings of the Board.

•	Coordinating and moderating executive sessions of the Board’s independent directors.

•	Acting as the principal liaison between the independent directors and the executive chairman of the Board on sensitive issues.

•	Performing such other duties as the Board may from time to time delegate in order to assist the Board in the fulfillment of its responsibilities.

Consideration of Director Nominees

Stockholder Recommendations and Nominees

The Governance and Nominating Committee will consider director candidates recommended by the Company’s stockholders. The Governance and Nominating Committee should not alter the manner in which it evaluates a candidate for nomination to the Board based on whether or not the candidate was recommended by a Company stockholder. In evaluating such recommendations, the Governance and Nominating Committee seeks to achieve a balance of experience, knowledge, integrity, and capability on the Board and to address the membership criteria set forth under “Director Qualifications” below.

For nominations of potential candidates made other than by the Board, the stockholder or other person making such nomination must comply with the Company’s bylaws, including without limitation, submission of the information or other materials required with respect to proposed nominees. Subject to the Governance and Nominating Committee’s discretion and authority pursuant to its charter, potential candidates must provide a list of references and agree (i) to be interviewed by members of the Governance and Nominating Committee or other directors in the discretion of the Governance and Nominating Committee, and (ii) to a background check or other review of such candidate’s qualifications to serve on the Board. Prior to nomination of any potential candidate by the Board, each member of the Board must be given an opportunity to meet with the candidate (either in person or virtually). Upon request, any candidate nominated will agree in writing to comply with these Corporate Governance Guidelines and all other policies and procedures of the Company applicable to the Board. There are no differences in the manner in which the Governance and Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to the Board should be sent to:

Palisade Bio, Inc.

Attn: Corporate Secretary

5800 Armada Drive, Suite 210

Carlsbad, California 92008

In addition, our bylaws permit stockholders to nominate directors for consideration at an annual meeting. For a description of the process for nominating directors in accordance with our bylaws, see the question “What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?” appearing on page 6 of this Proxy Statement.

Director Qualifications

Our Governance and Nominating Committee will evaluate and recommend candidates for membership on the Board consistent with criteria established by the Board.

The Board will determine the appropriate characteristics, skills and experience for the Board as a whole and for its individual members and consider any recommendations from the Governance and Nominating Committee regarding the forgoing. The Board will consider the minimum general criteria below, and may add any specific additional criteria with respect to specific searches, in selecting candidates and existing directors for serving on the Board. An acceptable candidate may not fully satisfy all of the criteria, but is expected to satisfy nearly all of them. The Board believes that candidates for director should have certain minimum qualifications, including the highest personal integrity and ethics, the ability to read and understand basic financial statements, understand the industry of the Company and being older than 21. In considering candidates, the Board will consider the following minimum general criteria: (i) possessing relevant expertise upon which to be able to offer advice and guidance to management; (ii) having sufficient time to devote to the affairs of the Company; (iii) demonstrating excellence in such candidate’s field; (iv) having the ability to exercise sound business judgment; (v) experience as a board member or executive officer of another publicly held company; (vi) having a diverse personal background, perspective and experience; and (vii) having the commitment to rigorously represent the long-term interests of the Company’s stockholders.

The Board will review candidates for director nomination in the context of the current composition of the Board, the Company’s operating requirements and the long-term interests of the Company’s stockholders. In conducting this assessment, the Board will consider such factors as it deems appropriate to maintain a balance of knowledge, experience and capability on the Board. For incumbent directors, the Board will review such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Board will also consider whether the nominee must be independent for purposes of the Nasdaq listing rules. The SEC recently approved new Board diversity disclosure requirements and Board diversity objectives for Nasdaq-listed companies, which will begin to phase in during fiscal 2022.

The Board is composed of a diverse group of individuals who have gained experience over their respective careers in strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development. Most of our directors also have experience serving on boards of directors and board committees of other public and private companies, which provides an understanding of different business processes, challenges, and strategies. Some of our directors also have experience with regard to the protection of intellectual property and litigation strategy as well as with the development of our core technologies.

The Governance and Nominating Committee and the Board believe that the above-mentioned attributes, along with the leadership skills and other experiences of the members of the Board described below, provide us with a diverse range of perspectives and judgment necessary to guide our strategies and monitor their execution.

Identification and Evaluation of Nominees for Directors

Our Governance and Nominating Committee uses a variety of methods for identifying and evaluating nominees for directors. Our Governance and Nominating Committee regularly assesses the appropriate size and composition of the Board, the needs of the Board and the respective committees of the Board, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the Governance and Nominating Committee through stockholders, management, current members of the Board, or search firms. The evaluation of these candidates may be based solely upon information provided to the committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the committee deems appropriate, including the use of third parties to review candidates.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our officers, directors, and stockholders owning more than ten percent of our Common Stock, to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of such reports. Based solely on our review of Form 3, 4 and 5’s, the following table provides information regarding any of the reports which were filed late during the fiscal year ended December 31, 2020:

Name of Reporting Person	Type of Report and Number Filed Late	No. of Transactions Reported Late
Matthew Kalnik	Form 4	1(1)
Dane Saglio	Form 4	1(1)

(1)	Transaction not reported as of the date hereof. Mr. Kalnik and Mr. Saglio were the (i) Chief Operating Officer and President and (ii) Chief Financial Officer of Seneca prior to the Closing.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions Procedures

We review all known relationships and transactions in which Palisade Bio and our directors, executive officers, and significant stockholders or their immediate family members are participants to determine whether such persons have a direct or indirect interest. Our management, in consultation with our outside legal consultants, determines based on specific fact and circumstances whether Palisade Bio or a related party has a direct or indirect interest in these transactions. In addition, our directors and executive officers are required to notify us of any potential related party transactions and provide us with the information regarding such transactions.

If it is determined that a transaction is a related party transaction, the Audit Committee must review the transaction and either approve or disapprove it. In determining whether to approve or ratify a transaction with a related party, the Audit Committee will take into account all of the relevant facts and circumstances available to it, including, among any other factors it deems appropriate:

•	the benefits to us of the transaction;

•	the nature of the related party’s interest in the transaction;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interests of Palisade Bio and our stockholders;

•	the potential impact of the transaction on a director’s independence; and

•	whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances.

Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval of the transaction.

Related Party Transactions

Summarized below are certain transactions and business relationships between us and persons who are or were an executive officer, director or holder of more than five percent of any class of our securities since January 1, 2020.

Information regarding disclosure of an employment relationship or transaction involving an executive officer and any related compensation solely resulting from that employment relationship or transaction is included in the Section of this Proxy Statement entitled “Director Compensation.”

Information regarding disclosure of compensation to a director is included in the Section of this Proxy Statement entitled “Director Compensation.”

Information regarding the identification of each independent director is included in the Section of this Proxy Statement entitled “Directors, Executive Officers and Corporate Governance.”

Amendment of Non-Employee Board Member Compensation Policy

Effective April 1, 2020, the Compensation Committee amended the Company’s non-employee board member compensation policy. For a full discussion of the policy, see the section of this Proxy Statement entitled “Director Compensation” below.

Cancellation of Seneca Stock Options

Dr. Kenneth Carter, Dr. Matthew Kalnik, and Mr. Dane Saglio, and Seneca’s senior vice president of reach and development agreed to the cancellation of their respective outstanding options to purchase common stock in Seneca immediately prior to the closing of the Merger in exchange for aggregate consideration of $1,423,012. Dr. Carter, Dr. Kalnik, and Mr. Saglio served as (i) Executive Chairman, (ii) President and Chief Operating Officer, and (iii) Chief Financial Officer of Seneca, respectively, until the closing of the Merger.

Unsecured promissory note and warrant financing

In October 2020, we issued and sold to Yuma Regional Medical Center (“Yuma”) (i) an unsecured promissory note in the principal amount of $0.5 million with an interest rate of 10% per annum (the “Yuma Notes”) and (ii) warrants to purchase 45,000 shares of our Common Stock at an exercise price of $0.73 per share (the “Old Yuma Warrants”). The Old Yuma Warrants were immediately exercisable and expire ten years from the date of issuance. In May 2021, we entered into an agreement with Yuma to amend the Yuma Notes to extend the maturity date of the Yuma Notes to November 15, 2021 (the “Notes Amendment”). In connection with the Notes Amendment, the Old Yuma Warrants were cancelled and we issued new warrants to purchase 5,000 shares of Common Stock at $6.00 per share to Yuma.

Sale of Securities

In August 2021, we and Yuma Regional Medical Center entered into a Securities Purchase Agreement pursuant to which Yuma purchased 1,509,896 shares of our Common Stock and a warrant to purchase up to 377,474 shares of Common Stock for a total purchase price of $5,209,141.20. The Warrant is exercisable for five years.

Pursuant to the purchase agreement, we agreed to file one or more registration statements with the SEC registering the resale of the shares and the shares of Common Stock issuable upon exercise of the warrant by Yuma, to have all such registration statements declared effective within the timeframes set forth in the purchase agreement, and to keep such registration statements effective for up to five years.

Waiver and Amendment Agreement

In July 2021, Altium Growth Fund, LP (“Altium”) entered into a Waiver and Amendment Agreement with the Company (the “Waiver Agreement”). Pursuant to the Waiver Agreement, Altium and the Company agreed to waive certain rights, waive the reset provisions with respect to the exercise price and number of shares subject to the outstanding warrants held by Altium, eliminate certain financing restrictions, and accelerate registration rights for the shares underlying the warrants. As consideration for the foregoing, pursuant to the Waiver Agreement, the Company issued Altium an additional warrant to purchase up to 1,100,000 shares of Common Stock. The Waiver Agreement also provides that the Company will file a resale registration statement for the shares underlying Altium’s warrants, including the additional warrant to purchase up to 1,100,000 shares of Common Stock, before July 31, 2021.

Indemnification agreements

We have entered into separate indemnification agreements with each of our directors in addition to the indemnification provided for in our amended and restated certificate of incorporation and amended and restated bylaws. The indemnification agreements, our amended and restated certificate of incorporation and our amended and restated bylaws require us to indemnify its directors, executive officers and certain controlling persons to the fullest extent permitted by Delaware law.

DIRECTOR COMPENSATION

Board Compensation Arrangements

Our non-employee director compensation program is overseen and approved by our Compensation Committee and is designed to enable us to continue to attract and retain highly qualified directors by ensuring that director compensation is in line with peer companies competing for director talent, and is designed to address the time, effort, expertise, and accountability required of active board membership. In general, we believe that annual compensation for non-employee directors should be cash and equity based and designed to compensate members for their service on the Board and its committees, align the interests of directors and stockholders and, by vesting over time, to create an incentive for continued service on the Board. Our Compensation Committee annually reviews and approves compensation programs related to our non-employee members of the Board.

The following are the terms of our Director Compensation Plans pursuant to which non-employee directors are compensated:

Current Non-Employee Board Member Compensation Policy

Effective April 1, 2020, each non-employee Board member will receive the following compensation commencing April 1 and ending on March 31 (“Board Year”):

•

A grant of 6,000 restricted stock units issued from one of the Company’s equity compensation plans. The restricted stock units will be granted on April 3, 2020 and then on April 1, of each subsequent year and will vest quarterly over the grant year on June 30, September 30, December 31 and March 31.

•	An annual cash fee of $40,000.

In addition, non-employee Board members serving on committees will received the following additional consideration:

•	The lead independent director will receive an additional annual fee of $25,000;

•	Each member of the Audit Committee will receive an additional annual fee of $10,000;

•	Each member of the Compensation Committee will receive an additional annual fee of $7,500; and

•	Each member of the Governance and Nominating Committee will receive an additional annual fee of $5,000.

In addition to any other consideration received, non-employee Board members serving as a Chairperson will receive the following additional consideration:

•	The Audit Committee Chair will receive an additional annual fee of $10,000 (for chairing the committee in addition to the committee membership fee);

•	The Compensation Committee Chair will receive an additional annual fee of $7,500 (for chairing the committee in addition to the committee membership fee); and

•	The Governance and Nominating Committee Chair will receive an additional annual fee of $5,000 (for chairing the committee in addition to the committee membership fee).

In addition, each non-employee Board member may elect to receive their respective shares of Common Stock upon vesting of the restricted stock units on a net basis to allow for tax withholdings by the Company. Moreover, all cash compensation paid to non-employee Board members will be paid in arrears and on a quarterly basis over the Board Year.

Legacy Director Compensation Plan (no longer in effect)

Prior to April 1, 2020, each non-employee director received a $100,000 annual board fee. The annual board fee was payable as follows: (i) up to $50,000 in cash and (ii) the balance in equity grants consisting of Common Stock purchase options, restricted stock units or restricted stock, at the election of each non-employee director. Directors electing to receive a portion of their annual fee in cash received four equal quarterly payments during the year. Applicable equity grants were made as of July 1 of each year and vested quarterly over the grant year. Fees for new directors appointed or elected during the year were pro-rated and made on the fifth (5th) day following such approval and acceptance on the Board.

Each non-employee director continuing service was required to make an election to receive the board fee in either cash, restricted stock, restricted stock units, or common stock options or a combination thereof by June 19th of each year. All grants of restricted stock and restricted stock units were valued using the adjusted closing bid price of the Common Stock on the applicable grant date. All option grants were valued using the Black-Scholes option pricing model and are subject to customary assumptions used in the preparation of the financial statements.

Seneca Board Compensation for 2020 Board Year

The following table summarizes compensation paid to non-employee directors of the Seneca Board during the year ended December 31, 2020.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)(1)	Nonequity Incentive Plan Compensation ($) (e)	Non-qualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Scott Ogilvie
Independent Director (2) (5)	$12,500	$—	$25,000	$—	$—	$22,499	$59,999
David J. Mazzo, PhD
Independent Director (3)	$61,500	$3,150	$25,000	$—	$—	$—	$89,650
Cristina Csimma, PharmD, MHP
Independent Director (3)	$77,875	$3,150	$25,000	$—	$—	$—	$106,025
Binxian Wei
Independent Director (4)	$30,000	$3,150	$50,000	$—	$—	$—	$83,150
Sandford Smith
Independent Director (5)	$12,500	$—	$—	$—	$—	$—	$12,500
Mary Ann Gray, PhD
Independent Director (6)	$48,750	$10,586	$12,504	$—	$—	$—	$71,840

(1)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the stock option awards granted in 2020 computed in accordance with FASB ASC Topic 718. These amounts do not reflect the actual economic value that will be realized by the non-employee director upon the vesting of the stock option awards, the exercise of the stock option awards or the sale of the Common Stock underlying such stock option awards. The assumptions used in the calculation of these amounts are included in Note 4 of our financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 22, 2021.

(2)

Compensation includes $24,999 in consulting fees earned after his board service ended. The compensation also includes vesting of stock options to purchase 5,054 shares of Common Stock at $6.00 per share. In accordance with the Merger Agreement, the foregoing stock options were cancelled prior to the Closing.

(3)

Compensation includes vesting of stock options to purchase 5,054 shares of Common Stock at $6.00 per share and 5,400 restricted stock units. In accordance with the Merger Agreement, the foregoing stock options were cancelled prior to the Closing and all unvested restricted stock units held by Dr. Mazzo and Dr. Csimma vested. On September 27, 2021 all restricted stock units held by Dr. Mazzo and Dr. Csimma were converted into 2,000 shares of Common Stock each after giving effect to the Reverse Split.

(4)

Compensation includes vesting of stock options to purchase 10,106 shares of Common Stock at $6.00 per share and 5,400 restricted stock units. In accordance with the Merger Agreement, the foregoing stock options were cancelled prior to the Closing and all unvested restricted stock units held by Mr. Wei vested. On September 27, 2021 all restricted stock units held by Mr. Wei were converted into 2,000 shares of Common Stock after giving effect to the Reverse Split.

(5)	The directors of the Seneca Board resigned from the Seneca Board on March 26, 2020.
(6)

Compensation includes vesting of stock options to purchase 2,568 shares of Common Stock at $5.90 per share, 7,042 restricted stock units and 3,814 shares of restricted stock. In accordance with the Merger Agreement, the foregoing stock options were cancelled prior to the Closing and all unvested restricted stock units held by Dr. Gray vested. On September 27, 2021 all restricted stock units held by Dr. Gray were converted into 2,817 shares of Common Stock after giving effect to the Reverse Split.

The price per share, the number of shares of Common Stock underlying options, and the number of restricted stock units and restricted stock set forth in the table above have not been adjusted for the reverse stock split of the Company Common Stock at a ratio of 1-for-6 (the “Reverse Split”), which was effective immediately prior to the effective time of the Merger.

EXECUTIVE COMPENSATION

Compensation Philosophy and Objectives

Our non-executive director and executive compensation programs impact all of our employees by establishing a general framework for compensation and creating a work environment focused on expectations, goals, and rewards. Because the performance of every employee is important to the overall success of the Company, the Board is mindful of the impact that our compensation programs have on all of our employees. In considering our compensation policies and practices, the Board balances the needs to conserve cash and minimize stockholder dilution against the requirements to attract, retain, and motivate our non-executive directors, executives and other employees while fostering an innovative and entrepreneurial corporate culture. The Board strives to act in the long-term best interests of the Company and its stockholders, as well as ensure that the components of compensation do not, individually or in the aggregate, encourage excessive risk-taking.

Compensation-Setting Process

Role of the Board, Compensation Committee and Management

The Compensation Committee is responsible for overseeing, determining, recommending and approving the compensation of our non-executive directors, chief executive officer and other executives, including the other named executive officers. From time to time during the year, the Compensation Committee will review the compensation of our non-executive directors, chief executive officer and other executives, determine whether to make any adjustments to their respective compensation. With regard to our executive officers, the Compensation Committee reviews base salaries, determine whether an annual incentive award was earned for the last completed fiscal year based on its assessment of the Company and individual performance for that period and, if so, the amount of any such bonuses, and determine whether to make equity awards based on Company and individual performance.

As described below, the Compensation Committee gives considerable weight to our chief executive officer’s performance evaluation of the other executives because of his direct knowledge of each executive’s performance and contributions. The Compensation Committee conducts an annual review of our executives’ compensation and considers adjustments in executive compensation levels to ensure alignment with our compensation strategy and competitive market practices. During this process, the Compensation Committee is also mindful of the results of the shareholder’s Advisory Vote on Executive Compensation during the most recent vote and although not binding, is considered in the compensation setting process.

Role of Senior Management

The Compensation Committee typically seeks the input of our chief executive officer when discussing the performance of and compensation for our other executives, including the other named executive officers. In this regard, at the request of the Compensation Committee our chief executive officer reviews the performance of the other executives, including the other named executive officers, annually and presents to the Compensation Committee his conclusions and recommendations as to their compensation, including base salary adjustments, annual incentive awards, and long-term equity incentive awards. The Compensation Committee then uses these recommendations as one factor in its deliberations to determine the compensation of our executives.

Role of Compensation Consultant

The Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the oversight of our non-executive director and executive compensation program and related policies and practices. For compensation related to the year ended December 31, 2020, the Compensation Committee of the Seneca Board consulted with Nancy Arnosti and Associates (“Arnosti”), a compensation consulting firm with regard to our executive compensation program. Arnosti was engaged to provide the Compensation Committee with information, recommendations, and other advice relating to these compensation programs on an ongoing basis. Arnosti was directly engaged and serves at the discretion of the Compensation Committee and provides no other services to the Company.

Competitive Positioning

In making compensation decisions, the Compensation Committee reviews independent survey data, as well as publicly available data from companies with which we compete for executive talent. The companies chosen for comparison may differ from one executive to the next depending on the scope and nature of the business for which the particular executive is responsible.

Although the compensation data from comparable companies is useful comparative information, the Compensation Committee does not require that the compensation components of the non-executive directors or individual executives bear any particular relationship to the compensation of non-executive director or executives of similar positions of those comparable companies. In development-focused companies within the biopharmaceutical industry, many traditional measures of corporate performance, such as earnings-per-share or sales growth, may not readily apply in reviewing the performance of executives. Because of the Company’s current stage of development, the Compensation Committee evaluates other indications of performance, including progress towards the Company’s research and development programs and corporate development activities, as well as the Company’s success in securing capital sufficient to enable the Company to continue research and development activities, in its decision-making process.

Say-on-Pay

At our 2020 Annual Meeting of Stockholders held on August 7, 2020 and adjourned until September 4, 2020, we submitted two proposals to its stockholders regarding its executive compensation practices.

The first was an advisory vote on the 2019 executive compensation awarded to our named executive officers (commonly known as a “say-on-pay” vote). At our 2020 annual meeting, excluding broker non-votes, approximately 5,721,142 shares cast votes with regard to the say-on-pay proposal. Of those, 2,960,782, or approximately 51.8%, of the shares approved the compensation of named executive officers. We believe that the outcome of its say-on-pay vote signals its stockholders’ support of our compensation approach, specifically its efforts to retain and motivate its named executive officers. In light of this stockholder support, the Compensation Committee determined not to change its approach to compensation. However, even though in 2020 stockholders demonstrated support for its compensation approach during 2019, the Compensation Committee annually reevaluates the Company’s compensation practices to determine how they might be improved. The Compensation Committee will continue to consider the outcome of say-on-pay votes when making future compensation decisions for the Company’s named executive officers.

The second proposal was a vote on the frequency of future stockholder advisory votes regarding compensation awarded to named executive officers (commonly known as a “say-when-on-pay” vote). The frequency of every one (1) year received the highest number of votes cast. Notwithstanding these results, our Board determined that the Company would hold its next say-on-pay vote in 2021.

Summary Compensation Table

The following table sets forth information regarding the compensation paid to, or earned by, the named executive officers of Seneca for the years ended December 31, 2020 and 2019:

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f) (2)		Nonequity Incentive Plan Compensation ($) (g)	Non-qualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i) (1)		Total ($) (j)
Kenneth Carter,	2020	$492,500	—	—	409,864	(3)	—	—	—		$902,364
Executive Chairman (9)	2019	$395,000	20,000	—	425,409	(4)	—	—	—		$840,409
Matthew Kalnik, PhD	2020	$311,250	—	—	340,242	(5)	—	—	171,140	(6)	$822,632
Chief Operating Officer and President (9)	2019	$—	—	—	—		—	—	358,750	(6)	$358,750
Dane Saglio	2020	$281,250	—	—	85,061	(7)	—	—	154,505	(8)	$520,816
Chief Financial Officer (9)	2019	$—	—	—	—		—	—	84,750	(8)	$84

(1)	Includes automobile allowance, relocation allowance, perquisites and other personal benefits.
(2)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the stock option awards granted in 2020 computed in accordance with FASB ASC Topic 718. These amounts do not reflect the actual economic value that will be realized by the non-employee director upon the vesting of the stock option awards, the exercise of the stock option awards or the sale of the Common Stock underlying such stock option awards. The assumptions used in the calculation of these amounts are included in Note 4 of our financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 22, 2021.

(3)

Represents a stock option granted conditionally issued on April 1, 2020 that was approved by Seneca’s shareholders on September 4, 2020. The option grant was initially to purchase up to 471,000 shares of Common Stock at an exercise price of $0.6199. The option contained anti-dilution protection to maintain percentage ownership and as of December 31, 2020, pursuant to certain issuances, the option was increased to an aggregate of 864,785 shares. The option (including any true-up issuances) vested (i) one quarter (1/4) on the original issuance date and (ii) three quarters (3/4) on a monthly basis over the thirty-six (36) month period following the original issuance date. Immediately prior to the Closing, the option grant was cancelled in exchange for $188,789.

(4)

Includes an Inducement Award of 40,000 options issued initially and an anti-dilution true-up issuance of an additional 116,253 options per Dr. Carter’s employment agreement. The options had an exercise price of $8.50 and vested over time and based on milestones. Pursuant to Dr. Carter’s employment agreement, as amended, as a result of the approval of Dr. Carter’s option award by Seneca’s shareholders on September 4, 2020, as described in Footnote 3 above, the Inducement Option award was cancelled.

(5)

Represents an inducement stock option granted on April 1, 2020. The option grant was initially to purchase up to 282,840 shares of Common Stock at an exercise price of $0.6199. The option contained anti-dilution protection to maintain percentage ownership and as of December 31, 2020, pursuant to certain issuances, the option was increased to an aggregate of 518,979 shares. The option (including any true-up issuances) vested (i) one quarter (1/4) on the original issuance date and (ii) three quarters (3/4) on a monthly basis over the thirty-six (36) month period following the original issuance date. Immediately prior to the Closing, the option grant was cancelled in exchange for $476,663.

(6)

Represents cash compensation for professional consulting services prior to Dr. Kalnik being appointed as Chief Operating Officer and President effective April 1, 2020 along with reimbursements for certain expenses in 2020.

(7)

Represents an inducement stock option granted on April 1, 2020. The option grant was initially to purchase up to 70,710 shares of Common Stock at an exercise price of $0.6199. The option contained anti-dilution protection to maintain percentage ownership and as of December 31, 2020, pursuant to certain issuances, the option was increased to an aggregate of 129,745 shares. The option (including any true-up issuances) vested (i) one quarter (1/4) on the original issuance date and (ii) three quarters (3/4) on a monthly basis over the thirty-six (36) month period following the original issuance date. Immediately prior to the Closing, the option grant was cancelled in exchange for $362,392.

(8)

Represents cash compensation for professional consulting services prior to Mr. Saglio being appointed as Chief Financial Officer effective April 1, 2020 along for reimbursement of certain expenses in 2020.

(9)	Employees were terminated without cause on March 17, 2021.

The figures in the table above have not been adjusted for the Reverse Split, which was effective immediately prior to the effective time of the Merger.

Original Employment Agreement with Kenneth Carter

On December 18, 2018, Dr. Kenneth Carter was appointed the executive chairman of Seneca to be effective January 1, 2019. In connection with Dr. Carter’s employment, Seneca entered into an at-will employment agreement. Pursuant to the terms of his employment agreement, he received a signing bonus of $20,000 and receives a base salary of $395,000 per year and is eligible to receive an annual cash bonus based on achievement of certain performance milestones with a target of 50% of his base salary.

Dr. Carter was also issued an inducement option to purchase 40,000 shares of Common Stock on December 12, 2018. The inducement option has an exercise price of $8.50 per share, a term of ten (10) years, and vests as follows: (i) 10,000 options on the effective date, (ii) 5,000 options on the six (6) month anniversary of the effective date, (iii) 5,000 options vest on the two (2) year anniversary of the effective date, and (iv) the remaining 20,000 vest upon the achievement of performance-based milestones. As of December 31, 2019, 27,000 shares have vested, 4,000 have been forfeited for failure to meet the milestone vesting requirements, and 9,000 are currently unvested, subject to meeting vesting conditions.

For a twelve (12) month period following the effective date, Dr. Carter’s employment agreement further calls for the adjustment in the number of shares underlying the inducement option in the event of a capital raising transaction such that Dr. Carter’s ownership percentage would remain the same prior and subsequent to such transaction. Pursuant to Seneca’s registered direct offering on July 30, 2019, Seneca issued Dr. Carter an additional 116,213 options as an adjustment. Of this issuance, 78,444 shares have vested, 11,621 have been forfeited for failure to meet the vesting requirements, and 26,148 remain unvested as of December 31, 2019. This option was cancelled pursuant to Seneca’s shareholders approving the Option Grant described in Dr. Carter’s Amendment to Employment Agreement.

Dr. Carter’s employment agreement also provides for severance in the event Seneca terminates his employment without “cause” or he resigns with “good reason,” or as a result of his death or disability as each term is defined in the employment agreement or upon termination due to death or disability, Dr. Carter will be entitled to (i) payment of his accrued base salary, unreimbursed expenses, unpaid but earned bonuses, and accrued and unused vacation time; (ii) the accelerated vesting of 100% of Dr. Carter’s then outstanding unvested equity awards, (iii) the continued payment of his base salary for (a) eighteen (18) months following the termination if such termination occurs within six (6) months of the effective date or if termination occurs within the eighteen (18) month period following a “sale event” or “change of control” and (b) twelve (12) months following the termination date if termination occurs after the initial six (6) month period following the effective date and (iv) payment of a pro rata portion of his target annual bonus for the year in which termination occurs. Dr. Carter will not be entitled to any continued payment of salary after the twenty-four (24) month anniversary of the effective date.

Amendment to Employment Agreement with Kenneth Carter

On March 26, 2020, Seneca and Dr. Carter entered into an amendment (the “Carter Amendment”) to Dr. Carter’s employment agreement with an effective date of April 1, 2020. The material terms of the Carter Amendment that control and supersede the prior employment agreement are described herein.

Dr. Carter is to be employed as Executive Chairman of Seneca and will spend substantially all of his duties, attention, skill, and efforts working for the Company. He will not receive any signing / retention bonus. Dr. Carter was reimbursed $5,000 in legal, accounting and other expenses related to the negotiation and drafting of the Carter Amendment.

Pursuant to the terms of the Carter Amendment, Dr. Carter will continue to serve as the Executive Chairman of Seneca and will receive an annual base salary of $525,000. Additionally, on the effective date, Dr. Carter received a conditional option to purchase 471,400 shares of Common Stock (“Option Grant”), subject to the receipt of shareholder approval as well as the forfeiture of all of his previously issued vested and unvested grants. The Option Grant has a term of ten (10) years from issuance, and an exercise price equal to the closing trading price of Common Stock on the effective date. The Option Grant vests (i) one quarter (1/4) on the effective date and (ii) three quarters (3/4) on a monthly basis over the thirty-six (36) month period following the effective date, provided Dr. Carter remains a service provider to Seneca over such period. For a period of nine (9) months from the effective date (or until the closing of a transaction related to issuing securities that was approved during such nine (9) month period) (the “Measurement Period”), the Option Grant will be subject to adjustment to maintain the percentage ownership the Option Grant reflects on the date of grant in the event that (i) Seneca issues any Common Stock (including, without limitation, by virtue of exercise, conversion or exchange of any Common Stock equivalents that are issued and outstanding prior to the end of the Measurement Period) during the Measurement Period, or (ii) there is any exercise, conversion, or exchange of common stock equivalents that are issued and outstanding prior to the end of the Measurement Period.

Upon termination by reason of death or disability (as such terms are defined in the Carter Amendment), Dr. Carter will be entitled to receive the “Accrued Obligations”.

Upon termination by Seneca for “Cause” or by Dr. Carter without “Good Reason,” as such terms are described in the Carter Amendment, Dr. Carter will only be entitled to receive the Accrued Obligations.

Upon termination by Seneca without “Cause” or by Dr. Carter with “Good Reason,” Dr. Carter will be entitled to (i) the Accrued Obligations, (ii) the continued payment of his base salary for (a) twelve (12) months if termination occurs after the nine (9) month anniversary of the effective date or (b) seven (7) months if termination occurs prior to the nine (9) month anniversary of the effective date (each as applicable, the “Severance Term”) (iii) payment of his bonus pro-rata for the time employed during the year of termination, (iv) COBRA payments for the applicable Severance Term, and (v) the continued vesting of all outstanding equity grants for the earlier of (y) the term of the equity awards or (z) the applicable Severance Term. Dr. Carter will be considered a service provider under the applicable plan in which such grants were issued until the last day of the Severance Term.

Upon a termination by Seneca without “Cause” or by Dr. Carter with “Good Reason” three (3) months prior to or twelve (12) months subsequent to a Change of Control (as such term is defined in the Carter Amendment), Dr. Carter will be entitled to (i) the Accrued Obligations, (ii) the continued payment of his base salary for (a) eighteen (18) months if termination occurs after the nine (9) month anniversary of the effective date, or (b) nine (9) months if termination occurs prior to the nine (9) month anniversary of the effective date (each as applicable, “Change of Control Severance Term”), (iii) payment of 100% of target cash bonus for year of termination, (iv) COBRA payments for the applicable Change of Control Severance Term, and (v) the full vesting of all outstanding equity grants on the date of termination. Dr. Carter will be considered a service provider under the applicable plan in which such grants were issued until the last day of the applicable Change of Control Severance Term.

Termination of Dr. Carter’s Employment

Effective March 17, 2021, Dr. Carter entered into a separation agreement with the Company whereby his employment was terminated. For a description of the compensation payable to Dr. Carter, please refer to the section below entitled “Merger Related Compensation Arrangements.”

Employment Agreement with Dane Saglio

Effective April 1, 2020, Dane Saglio was appointed chief financial officer of Seneca. In connection with Mr. Saglio’s employment, Seneca entered into an at-will employment agreement with Mr. Saglio. Pursuant to the terms of the employment agreement, Mr. Saglio will receive a base salary of $375,000 per year and will be eligible to receive an annual target cash bonus of 40% of his base salary, based upon the achievement of certain performance goals and at the discretion of Seneca’s Compensation Committee. Mr. Saglio will also be eligible to receive an annual market-based equity grant to be issued from one of Seneca’s equity compensation plans at the discretion of the Board. In addition, as an inducement to Mr. Saglio’s employment, Seneca granted him a non-qualified inducement option to purchase up to 70,710 shares of Common Stock. The option has an exercise price of $0.6199 per share, a term of ten (10) years, and vests as follows: (i) one quarter (1/4) of the options vest on the effective date, and (ii) the remaining three-quarters (3/4) of the options will vest on a monthly basis over the thirty-six (36) month period following the effective date. The option was issued from Seneca’s Inducement Plan.

For a period of nine (9) months from the effective date (or until the closing of a transaction related to the issuance of securities that was approved during such nine (9) month period) (the “Saglio Measurement Period”), the inducement option will be subject to adjustment to maintain the percentage ownership represented by the inducement option on the date of grant, in the event that (i) Seneca issues any Common Stock (including, without limitation, by virtue of exercise, conversion or exchange of any Common Stock equivalents that are issued and outstanding prior to the end of the Saglio Measurement Period) during the Saglio Measurement Period, or (ii) there is any exercise, conversion, or exchange of Common Stock equivalents that are issued and outstanding prior to the end of the Saglio Measurement Period.

Upon termination by reason of death or disability (as such terms are defined in the Employment Agreement), Mr. Saglio will be entitled to receive the “Accrued Obligations”.

Upon termination by Seneca for “Cause” or by Mr. Saglio without “Good Reason,” as such terms are described in the employment agreement, Mr. Saglio will only be entitled to receive the Accrued Obligations.

Upon termination by Seneca without “Cause” or by Mr. Saglio with “Good Reason,” (as those terms are defined in the employment agreement) Mr. Saglio will be entitled to receive (i) the Accrued Obligations, (ii) the continued payment of his base salary for (a) nine (9) months if termination occurs after the nine (9) month anniversary of the effective date or (b) five (5) months if termination occurs prior to the nine (9) month anniversary of the effective date (each as applicable, the “Saglio Severance Term”) (iii) payment of his bonus pro-rata for the time employed during the year of termination, (iv) COBRA payments for the applicable Saglio Severance Term, and (v) the continued vesting of all outstanding equity grants for the earlier of (y) the term of the equity awards or (z) the applicable Saglio Severance Term. Mr. Saglio will be considered a service provider under Seneca’s Inducement Plan or any other applicable equity compensation plan of Seneca until the last day of the Saglio Severance Term.

Upon termination by Seneca without “Cause” or by Mr. Saglio with “Good Reason” during the period commencing three (3) months prior to and terminating twelve (12) months subsequent to a Change of Control (as such term is defined in the employment agreement), Mr. Saglio will be entitled to (i) the Accrued Obligations, (ii) the continued payment of his base salary for (a) twelve (12) months if termination occurs after the nine (9) month anniversary of the effective date, or (b) six (6) months if termination occurs prior to the nine (9) month anniversary of the effective date (each as applicable, “Saglio Change of Control Severance Term”), (iii) payment of 100% of target cash bonus for the entire year of termination, (iv) COBRA payments for the applicable Saglio Change of Control Severance Term, and (v) the full vesting of all outstanding equity grants on the date of termination. Mr. Saglio will be considered a service provider under Seneca’s Inducement Plan or any other applicable equity compensation plan of Seneca until the last day of the applicable Saglio Change of Control Severance Term.

In addition, Mr. Saglio has also entered into (i) Seneca’s standard confidential information and invention assignment agreement governing the ownership of any inventions and confidential information and (ii) Seneca’s standard indemnification agreement which is entered into by Seneca’s officers and directors.

Termination of Mr. Saglio’s Employment

Effective March 17, 2021, Mr. Saglio entered into a separation agreement with the Company whereby his employment was terminated. For a description of the compensation payable to Mr. Saglio, please refer to the section below entitled “Merger Related Executive Compensation Arrangements.”

Employment with Matthew Kalnik

Effective April 1, 2020, Matthew Kalnik was appointed President and Chief Operating Officer of Seneca. In connection with Dr. Kalnik’s employment, Seneca entered into an at-will employment agreement with Dr. Kalnik. Pursuant to the terms of the employment agreement, Dr. Kalnik will receive a base salary of $415,000 per year and will be eligible to receive an annual target cash bonus of 45% of his base salary, based upon the achievement of certain performance goals and at the discretion of the Compensation Committee. Dr. Kalnik will also be eligible to receive an annual market-based equity grant to be issued from one of Seneca’s equity compensation plans at the discretion of the Board. In addition, as an inducement to Dr. Kalnik’s employment, Seneca granted him a non-qualified inducement option to purchase up to 282,840 shares of Common Stock on the effective date. The option has an exercise price of $0.6199 per share, a term of ten (10) years, and vests as follows: (i) one quarter (1/4) of the options vest on the effective date, and (ii) the remaining three-quarters (3/4) of the options will vest on a monthly basis over the thirty-six (36) month period following the effective date. The option was issued from Seneca’s Inducement Plan. Dr. Kalnik agreed to cancel the option grant immediately prior to Closing in exchange for $476,663.

For a period of nine (9) months from the effective date (or until the closing of a transaction related to issuing securities that was approved during such nine (9) month period) (the “Kalnik Measurement Period”), the inducement option will be subject to adjustment to maintain the percentage ownership represented by the inducement option on the date of grant in the event that (i) Seneca issues any Common Stock (including, without limitation, by virtue of exercise, conversion or exchange of any Common Stock equivalents that are issued and outstanding prior to the end of the Kalnik Measurement Period) during the Kalnik Measurement Period, or (ii) there is any exercise, conversion, or exchange of Common Stock equivalents that are issued and outstanding prior to the end of the Kalnik Measurement Period.

Additionally, pursuant to the employment agreement, Seneca agreed to reimburse Dr. Kalnik up to $5,000 for legal and accounting expenses incurred in connection with the drafting and negotiation of his employment related agreements.

Upon termination by reason of death or disability (as such terms are defined in the employment agreement), Dr. Kalnik will be entitled to receive the Accrued Obligations.

Upon termination by Seneca for “Cause” or by Dr. Kalnik without “Good Reason,” as such terms are described in the employment agreement, Dr. Kalnik will only be entitled to receive the Accrued Obligations.

Upon termination by Seneca without “Cause” or by Dr. Kalnik with “Good Reason,” (as those terms are defined in the employment agreement) Dr. Kalnik will be entitled to receive (i) the Accrued Obligations, (ii) the continued payment of his base salary for (a) eleven (11) months if termination occurs after the nine (9) month anniversary of the effective date or (b) six (6) months if termination occurs prior to the nine (9) month anniversary of the effective date (each as applicable, the “Kalnik Severance Term”) (iii) payment of his bonus pro-rata for the time employed during the year of termination, (iv) COBRA payments for the applicable Kalnik Severance Term, and (v) the continued vesting of all outstanding equity grants for the earlier of (y) the term of the equity awards or (z) the applicable Kalnik Severance Term. Dr. Kalnik will be considered a service provider under Seneca’s Inducement Plan or any other applicable equity compensation plan of Seneca until the last day of the Kalnik Severance Term.

Upon termination by Seneca without “Cause” or by Dr. Kalnik with “Good Reason” during the period commencing three (3) months prior to and terminating twelve (12) months subsequent to a Change of Control (as such term is defined in the employment agreement), Dr. Kalnik will be entitled to (i) the Accrued Obligations, (ii) the continued payment of his base salary for (a) fifteen (15) months if termination occurs after the nine (9) month anniversary of the effective date, or (b) eight (8) months if termination occurs prior to the nine (9) month anniversary of the effective date (each as applicable, “Kalnik Change of Control Severance Term”), (iii) payment of 100% of target cash bonus for the entire year of termination, (iv) COBRA payments for the applicable Kalnik Change of Control Severance Term, and (v) the full vesting of all outstanding equity grants on the date of termination. Dr. Kalnik will be considered a service provider under Seneca’s Inducement Plan or any other applicable equity compensation plan of Seneca until the last day of the applicable Kalnik Change of Control Severance Term.

Termination of Dr. Kalnik’s Employment

Effective March 17, 2021, Dr. Kalnik entered into a separation agreement with the Company whereby his employment was terminated. For a description of the compensation payable to Dr. Kalnik, please refer to the section below entitled “Merger Related Executive Compensation Arrangements.”

Merger Related Executive Compensation Arrangements

The following table and related footnotes present information about the compensation payable to Seneca’s named executive officers in connection with the consummation of the Merger, and their associated termination without cause from Seneca that occurred on March 17, 2021. The compensation shown in the table below is intended to comply with Item 402(t) of Regulation S-K, which requires disclosure of information about compensation for each named executive officer that is based on or otherwise relates to the proposed Merger.

The values in the table below show amounts due and payable to executives as a result of their termination without cause on March 17, 2021, and amounts due upon consummation of the Merger.

Name (a)	Cash ($) (b)	Equity ($) (c)		Pension/NQDC ($) (d)	Perquisites/Benefits ($) (e)	Tax Reimbursement ($) (f)	Other ($) (g)	Total ($) (h)
Kenneth Carter, PhD	1,050,000	188,787	(1)	—	44,243	—	—	1,283,030
Mathew Kalnik, PhD	705,500	476,662	(1)	—	44,593	—	—	1,226,755
Dane Saglio	525,000	362,391	(1)	—	28,429	—	—	915,820

(1)	Represents anticipated payment for the cancellation of outstanding stock options.

Agreements with Named Executive Officers of Palisade

In accordance with the Merger Agreement and an action of the Board taken at a meeting duly called and held on April 26, 2021, the Board appointed Thomas Hallam, Ph.D. as the Company’s Chief Executive Officer (principal executive officer), J.D. Finley as the Company’s Chief Financial Officer (principal financial and accounting officer) and Michael Dawson, M.D. as the Company’s Chief Medical Officer, each effective as of the Closing and to serve at the discretion of the Board.

In December 2020, LBS entered into employment agreements with each of Dr. Hallam, Mr. Finley and Dr. Dawson providing for the employment of Dr. Hallam, Mr. Finley and Dr. Dawson as executive officers (the “Employment Agreements”). The Employment Agreements contain the following terms:

•	an annual base salary of $490,000 for Dr. Hallam, $400,000 for Mr. Finley and $115,900 for Dr. Dawson, in each case, to be effective as of the closing of the Merger;

•	an annual target cash bonus of 50% for Dr. Hallam, 40% for Mr. Finley and 40% for Dr. Dawson, in each case, to be effective as of the closing of the Merger;

•	a bonus payment of $285,000 for Dr. Hallam, $231,000 for Mr. Finley and $66,000 for Dr. Dawson, which were paid upon the closing of the Merger; and

•

in the case of Dr. Hallam and Mr. Finley, the grant of an option to purchase 27,190 and 32,628 shares of common stock, $0.001 par value per share, of LBS (the “LBS Common Stock”), respectively, which were granted immediately prior to the Closing, at an exercise price per share of $17.72, as restated to take into account the exchange ratio of 0.02719 shares of common stock, $0.01 par value per share, of Seneca (the “Seneca Common Stock”) for each outstanding share of LBS Common Stock in connection with the closing of the Merger (the “Exchange Ratio”).

The Employment Agreements also provide that if the Company terminates the executive’s employment without “cause” or if the executive resigns his employment for “good reason,” each as defined in the Employment Agreements, the executive will be entitled to receive salary continuation and COBRA premium reimbursement (for 12 months each in the case of Dr. Hallam and Mr. Finley, and nine months in the case of Dr. Dawson), up to three months of outplacement assistance, and equity vesting (12 months in the case of Dr. Hallam, nine months in the case of Mr. Finley and Dr. Dawson). In the case of a termination without cause or resignation for good reason that occurs during the period beginning three months before a “change in control” (as defined in the agreement) and ending 12 months thereafter, (a) these severance-related periods will be increased to 18 months in the case of Dr. Hallam and 12 months in the case of Mr. Finley and Dr. Dawson, (b) the equity award acceleration will apply in full to all of the executive’s outstanding time-based awards and (c) the executive will receive an additional payment equal to his target bonus.

Potential Payments to Named Executive Officers of Palisade Upon Termination or Change of Control

Regardless of the manner in which a Palisade named executive officer’s service terminates, that named executive officer is entitled to receive amounts earned during his term of service, including unpaid salary and unused vacation, as applicable. In addition, each named executive officer is entitled to receive certain benefits upon the Company’s termination of his employment without cause or his resignation for good reason.

Equity Compensation Plans

As of the date hereof, we currently have the following equity compensation plans: (i) the Company’s 2021 Equity Incentive Plan, which was approved by the stockholders in connection with the Merger, (ii) the Company’s 2021 Employee Stock Purchase Plan (the “ESPP”), which was approved by the stockholders in connection with the Merger, (ii) the LBS Amended and Restated 2013 Employee, Director and Consultant Equity Incentive Plan (the “LBS 2013 Plan”), which was assumed by the Company in connection with the Merger, (iii) Seneca’s 2019 Equity Incentive Plan (the “Seneca 2019 Plan”), (iv) Seneca’s 2020 Equity Incentive Plan (the “Seneca 2020 Plan”) and (v) Seneca’s Inducement Award Stock Option Plan (the “Seneca Inducement Plan”). Following the approval of the Company’s 2021 Equity Incentive Plan, no awards will be granted under the LBS 2013 Plan or the Seneca 2019 Plan.

For information related to our equity compensation plans for which our officers and directors are issued securities from, please see the Section entitled “Equity Compensation Plan Information” contained below in this Proxy Statement.

Outstanding Equity Awards Value at Fiscal Year-End

The following table includes information with respect to the value of all outstanding equity awards previously awarded to our named executive officers as of December 31, 2020. All references to Common Stock, share, and per share amounts have been retroactively restated to reflect the 1:20 reverse stock split that became effective on July 17, 2019 but have not been retroactively restated to reflect the Reverse Split in connection with the Merger.

Name (a)	Number of securities underlying unexercised options - exercisable (#) (b)	Number of securities underlying unexercised options - unexercisable (#) (c)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#) (d)	Option exercise price ($) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g)	Market value of shares of units of stock that have not vested ($) (h)	Equity incentive plan award: Number of unearned shares, units or other rights that have not vested (#) (i)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (#) (j)
Kenneth Carter(1)	360,327	504,458	—	$0.6199	4/1/2030	—	—	—	—
Matthew Kalnik, PhD(2)	216,241	302,738	—	$0.6199	4/1/2030	—	—	—	—
Dane Saglio(3)	54,060	75,685	—	$0.6199	4/1/2030	—	—	—	—

(1)

Represents a stock option granted conditionally issued on April 1, 2020 that was approved by Seneca’s shareholders on September 4, 2020. The option grant was initially to purchase up to 471,000 shares of Common Stock at an exercise price of $0.6199. The option contains anti-dilution protection to maintain percentage ownership and as of December 31, 2020, pursuant to certain issuances, the option was increased to an aggregate of 864,785 shares. The option (including any true-up issuances) vests (i) one quarter (1/4) on the original issuance date and (ii) three quarters (3/4) on a monthly basis over the thirty-six (36) month period following the original issuance date. The options were all issued from the Seneca 2020 Plan. Immediately prior to the Closing, the option grant was cancelled in exchange for $188,789.

(2)

Represents an inducement stock option granted on April 1, 2020. The option grant was initially to purchase up to 282,840 shares of Common Stock at an exercise price of $0.6199. The option contains anti-dilution protection to maintain percentage ownership and as of December 31, 2020, pursuant to certain issuances, the option was increased to an aggregate of 518,979 shares. The option (including any true-up issuances) vests (i) one quarter (1/4) on the original issuance date and (ii) three quarters (3/4) on a monthly basis over the thirty-six (36) month period following the original issuance date. The options were all issued from the Seneca Inducement Plan. Immediately prior to the Closing, the option grant was cancelled in exchange for $476,663.

(3)

Represents an inducement stock option granted on April 1, 2020. The option grant was initially to purchase up to 70,710 shares of common stock at an exercise price of $0.6199. The option contains anti-dilution protection to maintain percentage ownership and as of December 31, 2020, pursuant to certain issuances, the option was increased to an aggregate of 129,745 shares. The option (including any true-up issuances) vests (i) one quarter (1/4) on the original issuance date and (ii) three quarters (3/4) on a monthly basis over the thirty-six (36) month period following the original issuance date. The options were all issued from the Seneca 2020 Plan. Immediately prior to the Closing, the option grant was cancelled in exchange for $362,392.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to our equity compensation plans as of December 31, 2020.

Plan Category(1)	Number of Securities to be Issued upon Exercise of Outstanding Options and Rights (a)	Weighted- Average Exercise Price for Outstanding Options and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders
2007 Stock Plan	1,688	$173.10		*
Seneca 2010 Plan	57,464	$214.88	*	*
Seneca 2019 Plan(2)	80,662	$4.06	946,723
Seneca 2020 Plan	1,037,742	$0.62	34,320
Equity compensation plans not approved by security holders
Seneca Inducement Plan	648,724	$0.62	66,276

Total	1,826,280	$7.67	1,066,356

*	Seneca’s 2007 Stock Plan terminated. Accordingly, although certain outstanding awards under the plan can still be exercised, no additional grants may be made pursuant to such plan.
**

Seneca’s 2010 Equity Compensation Plan, as amended (the “Seneca 2010 Plan”) terminated in July 2020. Accordingly, although certain outstanding awards under the plan can still be exercised, no additional grants may be made pursuant to such plan

(1)	Does not include outstanding awards under the LBS 2013 Plan, which was assumed after December 31, 2020, or the Company’s 2021 Equity Compensation Plan, which was adopted after December 31, 2020.
(2)

On January 1 of each calendar year, the number of shares of common stock authorized under the 2019 Equity Incentive Plan increased by 4% of the total shares of common stock issued and outstanding on such date. Following the approval of the Company’s 2021 Equity Incentive Plan, no awards will be granted under the Seneca 2019 Plan.

Palisade Equity Compensation Plans

On April 9, 2021, the stockholders of Seneca approved, among other things, the Company’s 2021 Equity Incentive Plan, the ESPP and the Merger. In accordance with the Merger Agreement, the Company assumed the LBS 2013 Plan. In addition, Seneca had the following equity compensation plans outstanding as of December 31, 2020: (i) the Seneca 2019 Plan, (ii) the Seneca 2020 Plan and (iii) the Seneca Inducement Plan, as more fully described below under “Seneca Equity Compensation Plans.” Following the approval of the Company’s 2021 Equity Incentive Plan, no awards will be granted under the LBS 2013 Plan or the Seneca 2019 Plan.

Seneca Equity Compensation Plans

Seneca 2010 Plan

The Seneca 2010 Plan was approved by Seneca stockholders on June 22, 2017 and is administered by the Board or its Compensation Committee. The Seneca 2010 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock, performance units, performance shares, restricted stock units, and other stock-based awards to its employees, directors, and consultants. The purpose of the Seneca 2010 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Seneca’s employees, directors and consultants, and to promote the success of Seneca’s business. The Seneca 2010 Plan terminated in July 2020.

Seneca 2019 Plan

The Seneca 2019 Plan was approved by Seneca’s stockholders on June 12, 2019 and is administered by the Board or its Compensation Committee. The Seneca 2019 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock, performance units, performance shares, restricted stock units, and other stock-based awards to our employees, directors, and consultants. The purpose of the Seneca 2019 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors and consultants, and to promote the success of Seneca’s business. Under the terms of the Seneca 2019 Plan, Seneca initially reserved 200,000 shares of Seneca Common Stock, subject to an automatic increase on the first day of each calendar year by 4% of the total shares of Seneca Common Stock issued and outstanding on such date. The Seneca 2019 Plan further authorized the administrator to amend the exercise price and terms of certain awards thereunder. Following the approval of the Company’s 2021 Equity Incentive Plan, no awards will be granted under the Seneca 2019 Plan.

Seneca 2020 Plan

The Seneca 2020 Plan was approved our stockholders and is administered by the Board or its Compensation Committee. The Seneca 2020 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock, performance units, performance shares, restricted stock units, and other stock-based awards to our employees, directors, and consultants. The purpose of the Seneca 2020 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors and consultants, and to promote the success of our business. Under the terms of the Seneca 2020 Plan, Seneca initially reserved 600,000 shares of common stock. The Seneca 2020 Plan provides that the shares under the plan, as well as the shares underlying grants, are subject to automatic increase upon the occurrence of certain dilutive events. The 2020 Plan further authorizes the administrator to amend the exercise price and terms of certain awards thereunder.

Seneca Inducement Plan

The Seneca Inducement Plan is administered by the Board or its Compensation Committee. The Seneca Inducement Plan is intended to be used in connection with the recruiting and inducement of senior management and employees. The issuance of awards under the Seneca Inducement Plan is at the discretion of the administrator which has the authority to determine the persons to whom any awards shall be granted and the terms, conditions and restrictions applicable to any award. Pursuant to the Seneca Inducement Plan, as amended and currently in effect, the Company may grant stock options for up to a total of 175,000 shares of Common Stock to new employees of the Company. As of December 31, 2020, 140,592 grants have been made pursuant to the Seneca Inducement Plan. On March 23, 2020 the Seneca Board approved an amendment to the Seneca Inducement Plan increasing the numbers of shares authorized under the Seneca Inducement Plan to 715,000. The Seneca Inducement Plan is intended to qualify as an inducement plan under Nasdaq Listing Rule 5635(c)(4) and accordingly, the Company did not seek stockholders’ approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As previously disclosed, on July 8, 2021, the Audit Committee of Palisade following careful deliberation, approved the dismissal of Dixon Hughes Goodman LLP (“DHG”), the Company’s independent registered public accounting firm, and appointed BDO USA, LLP as the Company’s new independent registered public accounting firm, subject to completion of its standard client acceptance procedures.

Type of Fees	2020	2019
Audit Fees	$120,700	$119,350
Audit Related Fees	11,280	30,000
Tax Fees	12,400	12,000
All other Fees(1)	15,500	—
Total Fees	$159,880	$161,350

(1)	Fees associated with tax treatment related to potential sale of NSI-566.

Pre-Approval of Independent Auditor Services and Fees

Our audit committee reviewed and pre-approved all audit and non-audit fees for services provided by Dixon Hughes Goodman LLP and has determined that the provision of such services to us during fiscal 2020 and in connection with the audit of our 2020 consolidated financial statements is compatible with and did not impair independence. It is the practice of the audit committee to consider and approve in advance all auditing and non-auditing services provided to us by our independent auditors in accordance with the applicable requirements of the SEC. Dixon Hughes Goodman LLP did not provide us with any services, other than those listed above.

AUDIT COMMITTEE REPORT

This section of the proxy statement will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under these Acts.

On April 27, 2021, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 16, 2020, by and among Palisade Bio, Inc. (formerly known as Seneca Biopharma, Inc.), Leading Biosciences, Inc. (“LBS”) and Townsgate Acquisition Sub 1, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), Seneca completed the previously announced merger transaction with LBS (the “Merger”), pursuant to which LBS became a wholly owned subsidiary of Seneca. Prior to the closing of the Merger (the “Closing”), the Company was known as Seneca Biopharma, Inc, a Delaware corporation (“Seneca”). In connection with the Closing, the Company changed its name from “Seneca Biopharma, Inc.” to “Palisade Bio, Inc.”

In accordance with the Merger Agreement and effective as of the Effective Time of the Merger, the board of directors of Seneca (the “Seneca Board”) appointed Thomas Hallam, Ph.D., James R. Neal, Stephanie Diaz, Robert J. Trenschel, D.O., and Donald Williams to the board of directors of the Company (the “Board”). Cristina Csimma, PharmD, M.H.P., Mary Ann Gray, Ph.D. and Binxian Wei, each an existing director, remained on the Board. Mr. Neal was appointed as the chair of the Board.

Prior to the Closing, the Audit Committee of the Seneca Board (the “Pre-Closing Committee”) was comprised of David J. Mazzo, PhD; Cristina Csimma, PharmD, MHP; and Mary Ann Gray, PhD. In connection with the Closing, Dr. Csimma, Stephanie C. Diaz and Donald Williams were appointed to the Audit Committee of the Board (the “Post-Closing Committee”), with Mr. Williams appointed as the chair of the Audit Committee of the Board.

On March 22, 2021, Seneca filed its Form 10-K for the year ended December 31, 2020. The Pre-Closing Committee was comprised entirely of independent directors who met the independence requirements of the Listing Rules of the Nasdaq Stock Market (“Nasdaq”) and the Securities and Exchange Commission (“SEC”). The Post-Closing Committee is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of Nasdaq and the SEC.

The Pre-Closing Committee oversaw Seneca’s financial reporting process and internal control structure on behalf of the Seneca Board. The management of Seneca was responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of Seneca’s internal control over financial reporting. Dixon Hughes Goodman LLP, Seneca’s independent auditors, were responsible for expressing an opinion as to the conformity of Seneca’s consolidated financial statements with generally accepted accounting principles and as to the effectiveness of Seneca’s internal control over financial reporting.

In performing its responsibilities, the Pre-Closing Committee reviewed and discussed with management and Seneca’s independent auditors the audited consolidated financial statements in Seneca’s Annual Report on Form 10-K for the year ended December 31, 2020. The Pre-Closing Committee discussed with Seneca’s independent auditors matters required to be discussed by the Statement on Auditing Standard No. 1301, “Communication with Audit Committees” as adopted by the Public Company Accounting Oversight Board (PCAOB).

The Pre-Closing Committee received written disclosures and the letter from Seneca’s independent auditors pursuant to the applicable requirements of the PCAOB regarding Seneca’s independent auditors’ communications with the Pre-Closing Committee concerning independence, and the Pre-Closing Committee discussed with the auditors their independence.

Based on the reviews and discussions referred to above, the Pre-Closing Committee unanimously recommended to the Seneca Board that the audited consolidated financial statements be included in Seneca’s Annual Report on Form 10-K for the year ended December 31, 2020.

Members of the Post-Closing Audit Committee:

Donald Williams – Audit Committee Chair

Stephanie C. Diaz – Audit Committee Member

Robert J. Trenschel, D.O. – Audit Committee Member

PROPOSAL No. 1

ELECTION OF DIRECTORS

On April 27, 2021, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 16, 2020, by and among Palisade Bio, Inc. (formerly known as Seneca Biopharma, Inc.), Leading Biosciences, Inc. (“LBS”) and Townsgate Acquisition Sub 1, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), the Company completed the previously announced merger transaction with LBS (the “Merger”), pursuant to which LBS became a wholly owned subsidiary of the Company.

In connection with the Merger, and immediately prior to the effective time of the Merger (the “Effective Time”), the Company effected a reverse stock split of the Common Stock at a ratio of 1-for-6. Unless otherwise noted, all references to share and per share amounts in this proxy statement do not reflect the Reverse Stock Split. Also, in connection with the closing of the Merger, the Company changed its name from “Seneca Biopharma, Inc.” to “Palisade Bio, Inc.” and the business conducted by the Company became primarily the business conducted by LBS.

In accordance with the Merger Agreement and effective as of the Effective Time, Kenneth Carter, Ph.D. and David Mazzo, Ph.D. resigned from the Board and from any committees of the Board of which they were members. Effective as of the Effective Time, the Board appointed Thomas Hallam, Ph.D., James R. Neal, Stephanie Diaz, Robert J. Trenschel, D.O. and Don Williams to the Board. Cristina Csimma, PharmD, M.H.P., Mary Ann Gray, Ph.D. and Binxian Wei, each an existing director, remained on the Board. Mr. Neal was appointed as the chair of the Board.

The Board currently consists of eight (8) members, seven (7) of whom are “independent,” as that term is defined by Listing Rules of the Nasdaq Stock Market. The Company’s Bylaws provide for the classification of the Board into three classes, as nearly equal in number as possible, with staggered terms of office. The Company’s Bylaws also provide that upon expiration of the term of office for a class of directors, nominees for such class will be elected for a term of three years or until their successors are duly elected and qualified.

Two (2) directors will be elected at the annual meeting to serve for a three-year term which will expire at our annual meeting in 2024. The Board has nominated Stephanie C. Diaz and Dr. Cristina Csimma as Class I directors to stand for reelection. Both Ms. Diaz and Dr. Csimma are currently directors of the Company. The two candidates receiving the highest number of affirmative votes of the shares represented and entitled to vote at the Annual Meeting will be elected as Class I directors.

The sections titled “Directors, Executive Officers and Corporate Governance” on pages 11 – 20 of this Proxy Statement contain more information about the leadership skills and other experiences that caused the Governance and Nominating Committee and the Board to determine that each nominee should serve as a director of Palisade.

NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS

For a Three Year Term Expiring at the

2024 Annual Meeting

Nominees for Term Expiring in 2021 (Class I)

The Governance and Nominating Committee recommended, and the Board nominated the following individuals to serve as Class I directors:

•	Ms. Stephanie Diaz; and

•	Dr. Cristina Csimma.

Except as set forth below, unless otherwise instructed, the person appointed in the accompanying form of proxy will vote the proxies received by him for the nominees, whom are presently directors of Palisade. In the event that the any of the nominees become unavailable or unwilling to serve as a member of the Board, the proxy holder will vote in his discretion for substitute nominee(s). The term of office of the persons elected as a director will continue until the 2024 annual meeting or until a successor has been elected and qualified, or until the director’s earlier death, resignation, or removal. The nominees for election have agreed to serve if elected, and management has no reason to believe that the nominees will be unable to serve.

Required Vote

The nominee receiving the highest number of affirmative “FOR” votes shall be elected as a director. Unless marked to the contrary, proxies received will be voted “FOR” the nominees.

Recommendation

The Board Unanimously Recommends that Stockholders Vote FOR the Election of the Nominees to the Board.

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PROPOSAL No. 2

RATIFICATION OF AUDIT COMMITTEE’S SELECTION OF BDO USA, LLP AS

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021

As previously disclosed, on July 8, 2021, the Audit Committee of Palisade following careful deliberation, approved the dismissal of DHG, the Company’s independent registered public accounting firm, and appointed BDO USA, LLP as the Company’s new independent registered public accounting firm, subject to completion of its standard client acceptance procedures.

The Audit Committee has selected BDO USA, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2021. Representatives of BDO USA, LLP are expected to attend the Annual Meeting, either in person or telephonically, and to respond to appropriate questions, and they will have the opportunity to make a statement if they wish.

We are asking our stockholders to ratify the selection of BDO USA, LLP as our independent registered public accounting firm. Although ratification is not required, our Board is submitting the selection of BDO USA, LLP to stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event stockholders fail to ratify the appointment of BDO USA, LLP, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of the Company and our stockholders.

The Company has been informed by BDO USA, LLP that, to the best of its knowledge, neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in the Company or its affiliates.

Required Vote

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal Two will be required to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Abstentions will have the same effect as votes “AGAINST” this proposal. Proposal Two is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal. Unless marked to the contrary, valid proxies received will be voted “FOR” ratification of the appointment of BDO USA, LLP.

Recommendation

The Board recommends a vote FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

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PROPOSAL No. 3

APPROVAL OF AMENDMENT TO 2021 EQUITY INCENTIVE PLAN

In this Proposal No. 3, we are asking our stockholders to approve an amendment to the existing Palisade Bio, Inc. 2021 Equity Incentive Plan (the “Amendment”). If stockholders approve this proposal, the Amendment will become effective upon such approval.

On February 9, 2021, the Seneca Board approved the Company’s 2021 Equity Incentive Plan. At a special meeting (the “Special Meeting”) on April 9, 2021, the stockholders of Seneca approved, among other things, the 2021 Equity Incentive Plan and the Merger. The summary of the Company’s 2021 Equity Incentive Plan, as approved by the stockholders at the Special Meeting, provided that the share reserve is subject to annual increases each January 1 of up to 4% of shares of Common Stock outstanding (or a lesser number determined by the Board).

Due to an administrative or typographical error, the Company’s 2021 Equity Incentive Plan as attached to the Form S-4 filed with the SEC contained discrepancies compared to the summary of the Company’s 2021 Equity Incentive Plan in the Form S-4. Specifically, the full text of the Company’s 2021 Equity Incentive Plan, as attached to the Form S-4, inadvertently provided that the share reserve is subject to annual increases each January 1 of up to 1% of shares of Common Stock outstanding (or a lesser number determined by the Board).

The purpose of the Amendment is to eliminate the uncertainty regarding the amount of the annual increase of the total number of shares of Common Stock available for issuance under the Company’s 2021 Equity Incentive Plan.

Stockholder approval of the Amendment is required to: (i) comply with Nasdaq rules requiring stockholder approval of equity compensation plans; and (ii) comply with the incentive stock option rules under Section 422 of the Code.

Summary of the Company’s 2021 Equity Incentive Plan

The following is a general summary of the Company’s 2021 Equity Incentive Plan, as amended by the Amendment, and is qualified in its entirety by the complete text of the Company’s 2021 Equity Incentive Plan. Stockholders are urged to read the actual text of the Company’s 2021 Equity Incentive Plan, as amended, in its entirety which is set forth as Annex A to this proxy statement.

General Information

The purpose of the Company’s 2021 Equity Incentive Plan is to provide a means whereby the Company can secure and retain the services of employees, directors and consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of awards under the Company’s 2021 Equity Incentive Plan.

Approval of the Company’s 2021 Equity Incentive Plan by our stockholders is required, among other things, in order to comply with stock exchange rules requiring stockholder approval of equity compensation plans and allow the grant of incentive stock options under the Company’s 2021 Equity Incentive Plan. If this Equity Incentive Plan Proposal is approved by our stockholders, the Company’s 2021 Equity Incentive Plan will become effective as of the date of such approval. In the event that our stockholders do not approve this proposal, the Amendment will not become effective.

If the request to approve the Company’s 2021 Equity Incentive Plan is approved by our stockholders, there will be approximately 1,502,583 shares, which take into account the Reverse Split, subject to adjustment for specified changes in the Company’s capitalization, available for grant under the Company’s 2021 Equity Incentive Plan as of the date of approval. In addition, as further described below under the section titled “Description of the Company’s 2021 Equity Incentive Plan—Authorized Shares,” the share reserve is subject to annual increases each January 1 of up to 4% of shares of the Common Stock outstanding (or a lesser number determined by the Board). This annual percentage increase is consistent as disclosed on page 160 of Form S-4/A filed on February 9, 2021, and the Board believes this pool size is necessary to provide sufficient reserved shares for a level of grants that will attract, retain, and motivate employees and other participants.

Description of the Company’s 2021 Equity Incentive Plan

A summary description of the material features of the Company’s 2021 Equity Incentive Plan is set forth below. The following summary does not purport to be a complete description of all the provisions of the Company’s 2021 Equity Incentive Plan and is qualified by reference to the Company’s 2021 Equity Incentive Plan as amended by the Amendment, the form of which is attached to this proxy statement/prospectus as Annex A and incorporated by reference in its entirety. Company stockholders should refer to the Company’s 2021 Equity Incentive Plan for more complete and detailed information about the terms and conditions of the Company’s 2021 Equity Incentive Plan.

Eligibility. Any individual who is an employee of the Company or any of its affiliates, or any person who provides services to the Company or its affiliates, including members of the Board, is eligible to receive awards under Company’s 2021 Equity Incentive Plan at the discretion of the plan administrator. If this proposal is approved by the stockholders, all of the Company’s employees, directors and consultants will be eligible to receive awards under the Company’s 2021 Equity Incentive Plan.

Awards. The Company’s 2021 Equity Incentive Plan provides for the grant of incentive stock options (“ISOs”), within the meaning of Section 422 of the Code to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to employees, directors and consultants, including employees and consultants of the Company’s affiliates.

Authorized Shares. The maximum number of shares of Common Stock that may be issued under the Company’s 2021 Equity Incentive Plan after it becomes effective will not exceed 1,502,583 shares of Common Stock. In addition, the number of shares of Common Stock reserved for issuance under the Company’s 2021 Equity Incentive Plan will automatically increase on January 1 of each year, starting on January 1, 2022 through January 1, 2031, in an amount equal to (1) 4% of the total number of shares of Common Stock outstanding on December 31 of the preceding year, or (2) a lesser number of shares of Common Stock determined by the Board prior to the date of the increase. The maximum number of shares of Common Stock that may be issued on the exercise of ISOs under the Company’s 2021 Equity Incentive Plan is 4,507,750 shares. As of October 1, 2021, the closing price of the Common Stock as reported on The Nasdaq Capital Market was $2.49 per share.

Shares subject to stock awards granted under the Company’s 2021 Equity Incentive Plan that expire or terminate without being exercised or otherwise issued in full or that are paid out in cash rather than in shares do not reduce the number of shares available for issuance under the Company’s 2021 Equity Incentive Plan. Shares withheld under a stock award to satisfy the exercise, strike or purchase price of a stock award or to satisfy a tax withholding obligation do not reduce the number of shares available for issuance under the Company’s 2021 Equity Incentive Plan. If any shares of Common Stock issued pursuant to a stock award are forfeited back to or repurchased or reacquired by the Company (1) because of the failure to vest, (2) to satisfy the exercise, strike or purchase price, or (3) to satisfy a tax withholding obligation in connection with an award, the shares that are forfeited or repurchased or reacquired will revert to and again become available for issuance under the Company’s 2021 Equity Incentive Plan.

Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including awards granted and cash fees paid to such non-employee director, will not exceed (1) $500,000 in total value or (2) if such non-employee director is first appointed or elected to the Board during such calendar year, $500,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes and excluding distributions from a deferred compensation program.

Plan Administration. The Board, or a duly authorized committee thereof, will administer the Company’s 2021 Equity Incentive Plan and is referred to as the “plan administrator” herein. The Board may also delegate to one or more of the Company’s officers the authority to (1) designate employees (other than officers) to receive specified stock awards and (2) determine the number of shares subject to such stock awards. Under the Company’s 2021 Equity Incentive Plan, the Board has the authority to determine award recipients, grant dates, the numbers and types of stock awards to be granted, the applicable fair market value, and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award.

Under the Company’s 2021 Equity Incentive Plan, the Board also generally has the authority to effect, without the approval of stockholders but with the consent of any materially adversely affected participant, (1) the reduction of the exercise, purchase, or strike price of any outstanding option or stock appreciation right; (2) the cancellation of any outstanding option or stock appreciation right and the grant in substitution therefore of other awards, cash, or other consideration; or (3) any other action that is treated as a repricing under generally accepted accounting principles.

Stock Options. ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the Company’s 2021 Equity Incentive Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of a share of Common Stock on the date of grant. Options granted under the Company’s 2021 Equity Incentive Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.

The plan administrator determines the term of stock options granted under the Company’s 2021 Equity Incentive Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with the Company or any of the Company’s affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with the Company or any of the Company’s affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with the Company or any of the Company’s affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of Common Stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO or (5) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options and stock appreciation rights generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer, an option may be transferred pursuant to a domestic relations order.

Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of Common Stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of the Company’s stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Company’s total combined voting power or that of any of the Company’s parent or subsidiary corporations unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Unit Awards. Restricted stock unit awards are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of shares of Common Stock, a combination of cash and shares of Common Stock as determined by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement or by the plan administrator, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, services to us, or any other form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with the Company ends for any reason, the Company may receive any or all of the shares of Common Stock held by the participant that have not vested as of the date the participant terminates service with the Company through a forfeiture condition or a repurchase right.

Stock Appreciation Rights. Stock appreciation rights are granted under stock appreciation right agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of the Common Stock on the date of grant. A stock appreciation right granted under the Company’s 2021 Equity Incentive Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator. Stock appreciation rights may be settled in cash or shares of Common Stock or in any other form of payment, as determined by the plan administrator and specified in the stock appreciation right agreement.

The plan administrator determines the term of stock appreciation rights granted under the Company’s 2021 Equity Incentive Plan, up to a maximum of 10 years. Unless the terms of a participant’s stock appreciation rights agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship with the Company or any of its affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. Unless the terms of a participant’s stock appreciation rights agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship with the Company or any of its affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards. The Company’s 2021 Equity Incentive Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, Common Stock.

The performance goals may be based on any measure of performance selected by the plan administrator. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the plan administrator when the performance award is granted, the plan administrator will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any portion of the Company’s business which is divested achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the award agreement at the time the award is granted or in such other document setting forth the performance goals at the time the performance goals are established.

Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to the Common Stock. The plan administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.

Changes to Capital Structure. In the event there is a specified type of change in the capital structure of the Company, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the Company’s 2021 Equity Incentive Plan, (2) the class of shares by which the share reserve may increase automatically each year, (3) the class and maximum number of shares that may be issued on the exercise of ISOs and (4) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. The following applies to stock awards under the Company’s 2021 Equity Incentive Plan in the event of a corporate transaction (as defined in the Company’s 2021 Equity Incentive Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with the Company or one of its affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.

In the event of a corporate transaction, any stock awards outstanding under the Company’s 2021 Equity Incentive Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by the Company with respect to the stock award may be assigned to the Company’s successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full (or, in the case of performance awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by the Company with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction), and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by the Company with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of Common Stock in connection with the corporate transaction, over (ii) any per share exercise price payable by such holder, if applicable.

Plan Amendment or Termination. The Board has the authority to amend, suspend, or terminate the Company’s 2021 Equity Incentive Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require approval of the Company’s stockholders. No ISOs may be granted after the tenth anniversary of the date the Board adopts the Company’s 2021 Equity Incentive Plan. No stock awards may be granted under the Company’s 2021 Equity Incentive Plan while it is suspended or after it is terminated.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the Company’s 2021 Equity Incentive Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the Company’s 2021 Equity Incentive Plan. The Company’s 2021 Equity Incentive Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness and the satisfaction of the Company’s tax reporting obligations.

Nonstatutory Stock Options. Generally, there is no taxation upon the grant of an NSO. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options. The Company’s 2021 Equity Incentive Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year. For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised. The Company is not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and provided that either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Restricted Stock Awards. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is subject to restrictions constituting a substantial risk of forfeiture when it is received (for example, if the employee is required to work for a period of time in order to have the right to transfer or sell the stock), the recipient generally will not recognize income until the restrictions constituting a substantial risk of forfeiture lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following the date of grant, to recognize ordinary income, as of the date of grant, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the restrictions constituting a substantial risk of forfeiture lapse. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards. Generally, the recipient of a restricted stock unit award will generally recognize ordinary income at the time the stock is delivered equal to the excess, if any, of (i) the fair market value of the stock received over any amount paid by the recipient in exchange for the stock or (ii) the amount of cash paid to the participant. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights. Generally, the recipient of a stock appreciation right will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Tax Consequences to the Company

Compensation of Covered Employees. The ability of the Company to obtain a deduction for amounts paid under the Company’s 2021 Equity Incentive Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits the Company’s ability to deduct compensation, for U.S. federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1 million.

Golden Parachute Payments. The ability of the Company (or the ability of one of its subsidiaries) to obtain a deduction for future payments under the Company’s 2021 Equity Incentive Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain “excess parachute payments” made in connection with a change in control of an employer-corporation.

New Plan Benefits

The awards, if any, that will be made to eligible persons under the Company’s 2021 Equity Incentive Plan are subject to the discretion of the compensation committee of the Board. Therefore, the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future and a new plan benefits table is thus not provided.

Vote Required for Approval

The affirmative vote of a majority of voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required to approve Proposal No. 3. Abstentions will have the same effect as votes “AGAINST” this Proposal. Broker non-votes will have no effect on the outcome of this proposal. It is anticipated that Proposal No. 3 will be a non-discretionary proposal considered non-routine under the rules of the New York Stock Exchange, which generally controls the ability of brokers to vote or not vote shares held in street name on certain matters, and thus may result in broker non-votes.

Recommendation of the Board

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE EQUITY INCENTIVE PLAN PROPOSAL.

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PROPOSAL No. 4

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Company provides its stockholders with the opportunity to cast an advisory vote to approve the compensation of its named executive officers as disclosed in the Company’s proxy statement, including the compensation tables and the narrative disclosures that accompany the compensation tables (a “ say-on-pay proposal ”). The Company believes it is appropriate to seek and take into account the views of stockholders on the design and effectiveness of the Company’s executive compensation program.

The Company’s goal for its executive compensation program is to attract, motivate, and retain a talented, entrepreneurial and creative team of executives who will provide leadership for the Company’s success in dynamic and competitive markets. The Company seeks to accomplish this goal in a way that rewards performance and is aligned with its stockholders’ long-term interests. The Company believes its executive compensation program, which emphasizes long-term equity awards, satisfies this goal and is strongly aligned with the long-term interests of its stockholders.

The last time we provided our stockholders with a say-on-pay proposal was at our 2020 annual meeting of stockholders. At that meeting, excluding broker non-votes, approximately 5,721,142 shares cast votes with regard to the say-on-pay proposal. Of those, 2,960,782, or approximately 51.8%, of the shares approved the compensation of named executive officers.

This Proxy Statement, beginning on page 25, describes the Company’s executive compensation program. In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Board is asking our stockholders to vote to approve the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the compensation tables and the narrative disclosures that accompany the compensation tables), is hereby approved.”

As an advisory vote, this proposal is not binding on the Company, the Board or the Compensation Committee, and will not be construed as overruling a decision by the Company, the Board or the Compensation Committee or creating or implying any additional fiduciary duty for the Company, the Board or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions regarding the compensation of our executive officers.

The Company’s current policy is to provide stockholders with an opportunity to approve the compensation of the named executive officers every three years at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2024 annual meeting of stockholders.

Vote Required

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal No. 4 will be required to approve the compensation of our named executive officers as disclosed in this Proxy Statement (on an advisory basis). Abstentions will have the same effect as votes “AGAINST” this proposal. Broker non-votes will have no effect on this proposal. Because this vote is advisory, it will not be binding upon our Board. However, the Compensation Committee will consider the outcome of the vote, along with other relevant factors, in evaluating its executive compensation program. Unless marked to the contrary, valid proxies received will be voted “FOR” the say-on-pay proposal.

Recommendation of the Board

Our Board recommends a vote “FOR” the approval of the say-on-pay proposal.

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ANNUAL REPORT ON FORM 10-K AND OTHER SEC FILINGS

You can obtain copies of this Proxy Statement, our 2020 Annual Report and exhibits, as well as other filings we make with the SEC, on the SEC’s website at www.sec.gov or on Palisade’s website at www.palisadebio.com. Additional copies may be requested in writing. Such requests should be submitted to J.D. Finley, Chief Financial Officer, Palisade Bio, Inc., 5800 Armada Drive, Suite 210, Carlsbad, California 92008. Exhibits to Form 10-K will also be provided upon specific request. The materials will be provided without charge.

We have not incorporated by reference into this Proxy Statement the information in, or that can be accessed through, our website or social media channels, and you should not consider it to be a part of this Proxy Statement.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for a vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the persons named as proxy holder, Thomas Hallam, Ph.D. and J.D. Finley, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holders will vote your proxy for such other candidate or candidates nominated by the Board.

By Order of the Board
October 7, 2021	/s/ James R. Neal
Chairman of the Board

PALISADE BIO, INC.

AMENDMENT TO 2021 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: SEPTEMBER 16, 2021

APPROVED BY THE STOCKHOLDERS:                     , 2021

1.	GENERAL.

(a)    Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(b)    Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(c)    Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.

2.	SHARES SUBJECT TO THE PLAN.

(a)    Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 1,502,583 shares. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1 of each year for a period of ten years commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to 4% of the total number of shares of Common Stock outstanding on December 31 of the preceding year; provided, however, that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock.

(b)    Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 4,507,750 shares.

(c)    Share Reserve Operation.

(i)    Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii)    Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued, (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock), (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

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(iii)    Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.

3.	ELIGIBILITY AND LIMITATIONS.

(a)    Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b)    Specific Award Limitations.

(i)    Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii)    Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii)    Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv)    Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A or unless such Awards otherwise comply with the requirements of Section 409A.

(c)    Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $500,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $500,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes and excluding distributions from a deferred compensation program.

4.	OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

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(a)    Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b)    Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c)    Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i)    by cash or check, bank draft or money order payable to the Company;

(ii)    pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii)    by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv)    if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v)    in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

(d)    Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

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(e)    Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

(i)    Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii)    Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f)    Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g)    Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h)    Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

(i)    three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii)    12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii)    18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv)    18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

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(i)    Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j)    Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

(k)    Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

5.	AWARDS OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS.

(a)    Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i)    Form of Award.

(1)    Restricted Stock Awards: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

(2)    RSU Awards: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

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(ii)    Consideration.

(1)    Restricted Stock Awards: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) services to the Company or an Affiliate, or (C) any other form of consideration as the Board may determine and permissible under Applicable Law.

(2)    RSU Awards: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii)    Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv)    Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and the Participant will have no further right, title or interest in the Restricted Stock Award, the shares of Common Stock subject to the Restricted Stock Award, or any consideration in respect of the Restricted Stock Award and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v)    Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.

(vi)    Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

(b)    Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(c)    Other Awards. Other Awards may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

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6.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a)    Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan, (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b)    Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service; provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)    Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i)    Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

(ii)    Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction in which the Awards are not assumed in accordance with Section 6(c)(i). With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code.

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(iii)    Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv)    Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d)    Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e)    No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

7.	ADMINISTRATION.

(a)    Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.

(b)    Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)    To determine from time to time: (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.

(ii)    To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

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(iii)    To settle all controversies regarding the Plan and Awards granted under it.

(iv)    To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v)    To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.

(vi)    To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii)    To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii)    To submit any amendment to the Plan for stockholder approval.

(ix)    To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(x)    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi)    To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).

(xii)    To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(c)    Delegation to Committee.

(i)    General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of

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the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)    Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d)    Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e)    Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

8.	TAX WITHHOLDING

(a)    Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agree to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b)    Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, or (vi) by such other method as may be set forth in the Award Agreement.

(c)    No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in

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connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

(d)    Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

9.	MISCELLANEOUS.

(a)    Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b)    Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(c)    Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(d)    Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e)    No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

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(f)    Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(g)    Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(h)    Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(i)    Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(j)    Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k)    Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(l)    Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

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(m)    Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.

(n)    Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(o)    Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

10.	COVENANTS OF THE COMPANY.

(a)    Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

11.	ADDITIONAL RULES FOR AWARDS SUBJECT TO SECTION 409A.

(a)    Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.

(b)    Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.

(i)    If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.

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(ii)    If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iii)    If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).

(c)    Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.

(i)    Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:

(1)    If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.

(2)    If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.

(ii)    Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.

(1)    In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an

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issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.

(2)    If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.

(3)    The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.

(d)    Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.

(i)    If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.

(ii)    If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.

(e)    If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:

(i)    Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.

(ii)    The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).

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(iii)    To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iv)    The provisions in this subsection (e) for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.

12.	SEVERABILITY.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

13.	TERMINATION OF THE PLAN.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

14.	DEFINITIONS.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a)    “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b)    “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.

(c)    “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(d)    “Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(e)    “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).

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(f)    “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.

(g)    “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(h)    “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(i)    “Cause” has the meaning ascribed to such term in any written agreement between a Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the Participant’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any affiliate of the Company; or (v) the Participant’s material violation of any provision of any agreement(s) between the Participant and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(j)    “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

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(ii)    there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the Acquiring Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the Acquiring Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)    there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv)    individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (i), (ii), (iii), (iv) or (v) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(k)    “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(l)    “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(m)    “Common Stock” means the common stock of the Company.

(n)    “Company” means Palisade Bio, Inc., a Delaware corporation.

(o)    “Compensation Committee” means the Compensation Committee of the Board.

(p)    “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(q)    “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which

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the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(r)    “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)    a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii)    a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii)    a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)    a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(v)    Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii), (iv) or (v) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(s)    “Director” means a member of the Board.

(t)    “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(u)    “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

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(v)    “Effective Date” means the effective date of this Plan, which is the date of the closing of the transactions contemplated by the Agreement and Plan of Merger by and among PubCo, Townsgate Acquisition Sub 1, Inc., a wholly owned subsidiary of Seneca Biopharma, Inc., and Leading BioSciences, Inc., dated as of March 25, 2021, provided that this Plan is approved by the Company’s stockholders prior to such date.

(w)    “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(x)    “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(y)    “Entity” means a corporation, partnership, limited liability company or other entity.

(z)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(aa)    “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(bb)    “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)    If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)    In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(cc)    “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(dd)    “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

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(ee)    “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(ff)    “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

(gg)    “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(hh)    “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company or (ii) the terms of any Non-Exempt Severance Agreement.

(ii)    “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.

(jj)    Non-Exempt Severance Arrangement means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.

(kk)    “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(ll)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(mm)    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(nn)    “Option Agreement” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided, including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

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(oo)    “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(pp)    “Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) that is not an Incentive Stock Options, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.

(qq)    “Other Award Agreement” means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(rr)    “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ss)    “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(tt)    “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

(uu)    “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee whether or not listed herein.

(vv)    “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance

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Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

(ww)    “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(xx)    “Plan” means this Palisade Bio, Inc. 2021 Equity Incentive Plan.

(yy)    “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

(zz)    “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

(aaa)    “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(bbb)    “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ccc)    “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(ddd)    “RSU Award Agreement” means a written or electronic agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(eee)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

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(fff)    “Rule 405” means Rule 405 promulgated under the Securities Act.

(ggg)    “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(hhh)    “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(iii)    “Securities Act” means the Securities Act of 1933, as amended.

(jjj)    “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(kkk)    “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

(lll)    “SAR Agreement” means a written or electronic agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

(mmm)    “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(nnn)    “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(ooo)    “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

(ppp)    “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.

(qqq)    “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

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YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
P.O. BOX 8016, CARY, NC 27512-9903	INTERNET Go To: www.proxypush.com/PALI • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote
PHONE Call 1-866-243-5513 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions
MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided
Go Green! To receive documents via e-mail, simply go to: www.proxydocs.com/PALI

Palisade Bio, Inc.
Annual Meeting of Stockholders
For Stockholders as of record on October 01, 2021

TIME:	Thursday, November 18, 2021 10:00 AM, Pacific Time
PLACE:	Annual Meeting to be held live via the Internet – please visit www.proxydocs.com/PALI for more details

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Thomas Hallam and J.D. Finley (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Palisade Bio, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Palisade Bio, Inc.

Annual Meeting of Stockholders

Please make your marks like this: Use dark black pencil or pen only

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 4

	PROPOSAL		YOUR VOTE		BOARD OF DIRECTORS RECOMMENDS
1.	Elect two Class I directors to hold office until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal.
		FOR	WITHHOLD
	1.01 Stephanie C. Diaz	☐	☐		FOR

	1.02 Dr. Cristina Csimma	☐	☐		FOR

		FOR	AGAINST	ABSTAIN
2.	Ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.	☐	☐	☐	FOR

3.	Approve an amendment to the Company’s 2021 Equity Incentive Plan.	☐	☐	☐	FOR

4.	Approve, on an advisory basis, the executive compensation as disclosed in the proxy statement.	☐	☐	☐	FOR

You must register to attend the meeting online and/or participate at www.proxydocs.com/PALI

Authorized Signatures—Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date